                                         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                              DEPOSITOR,

                                                      DLJ MORTGAGE CAPITAL, INC.,

                                                                SELLER,

                                                        WELLS FARGO BANK, N.A.,

                                          MASTER SERVICER, SERVICER AND TRUST ADMINISTRATOR,

                                                   SELECT PORTFOLIO SERVICING, INC.,

                                     SERVICER, SPECIAL SERVICER AND MODIFICATION OVERSIGHT AGENT,

                                                                  AND

                                                    U.S. BANK NATIONAL ASSOCIATION,

                                                                TRUSTEE

                                                           SERIES SUPPLEMENT

                                                        DATED AS OF MAY 1, 2007

                                                                  TO

                                           STANDARD TERMS OF POOLING AND SERVICING AGREEMENT

                                                        DATED AS OF MAY 1, 2007

                                                              RELATING TO

                                                 ADJUSTABLE RATE MORTGAGE TRUST 2007-2

                                      ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                                             SERIES 2007-2

                                                           TABLE OF CONTENTS

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND

                                                               EXHIBITS
   Exhibit A:              Standard Terms of Pooling and Servicing Agreement....................................A-1

                                                               SCHEDULES
   Schedule I:             Mortgage Loan Schedule...............................................................I-1

                                                              APPENDICES
   Appendix A:             [RESERVED]..................................................................Appendix A-1

                  THIS SERIES  SUPPLEMENT  dated as of May 1,  2007 (the "Series  Supplement"),  to the  STANDARD  TERMS OF POOLING AND
SERVICING  AGREEMENT  dated as of May 1,  2007 and attached  hereto as Exhibit A (the "Standard  Terms" and,  together with this Series
Supplement,  the "Pooling  and  Servicing  Agreement"  or  "Agreement"),  is hereby  executed by and among  CREDIT  SUISSE FIRST BOSTON
MORTGAGE  SECURITIES CORP., as depositor (the "Depositor"),  DLJ MORTGAGE CAPITAL,  INC.  ("DLJMC"),  as seller (in such capacity,  the
"Seller"),  WELLS FARGO BANK, N.A., as master servicer (in such capacity,  the "Master Servicer"),  as a servicer (in such capacity,  a
"Servicer"),  and as trust administrator (in such capacity, the "Trust Administrator"),  SELECT PORTFOLIO SERVICING, INC. ("SPS"), as a
servicer (in such capacity,  a  "Servicer"),  as special  servicer (in such  capacity,  the "Special  Servicer"),  and as  modification oversight  agent (the  "Modification  Oversight  Agent"),  and U.S.  BANK  NATIONAL  ASSOCIATION,  as trustee  (in such  capacity,  the
"Trustee").  Capitalized  terms used in this Agreement and not otherwise  defined will have the meanings  assigned to them in Article I below or, if not defined therein, in the Standard Terms.

                                                         PRELIMINARY STATEMENT

                  The Depositor is the owner of the Trust Fund (other than the Trust's rights under the Swap  Agreement) that is hereby conveyed  to the  Trustee  in return  for the  Certificates.  The Trust Fund  (exclusive  of any  entitlement  to  Assigned  Prepayment
Premiums,  the Swap Agreement and the assets held in the Supplemental  Interest  Account) for federal income tax purposes shall consist of four REMICs (referred to as "REMIC I," "REMIC II," "REMIC III" and "REMIC IV").

                  The terms and provisions of the Standard  Terms are hereby  incorporated  by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be  inconsistent  with any provision  contained in the
Standard Terms, the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of this
Series Supplement.

                                                                REMIC I

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Group 1  Mortgage Loans and certain other related assets  (exclusive of any  entitlement to Assigned  Prepayment  Premiums)  subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be  designated  as  "REMIC I."  Component I  of the  Class AR-L  Certificates  will  represent  the sole Class of "residual interests"  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under  federal  income tax law. The following  table irrevocably sets forth the designation,  remittance rate (the "Uncertificated  REMIC I  Pass-Through Rate") and initial  Uncertificated
Principal Balance for each of the "regular  interests" in REMIC I (the "REMIC I Regular  Interests") and the Class Principal Balance of
Component I  of the  Class AR-L  Certificates.  The "latest  possible  maturity  date"  (determined  solely for purposes of  satisfying
Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the Maturity Date. None of the REMIC I
Regular Interests will be certificated.

  Class Designation for each
 REMIC I Regular Interest and                                                     Initial Uncertificated
Component I of the Class AR-L                       Uncertificated REMIC I      Principal Balance or Class
         Certificates           Type of Interest       Pass-Through Rate            Principal Balance                    Final Maturity Date*
_____________________________________________________________________________________________________________________________________________
          Class Y-1                  Regular              Variable(1)         $  182,550,050.00                               June 2037
          Class Z-1                  Regular              Variable(1)         $   11,961,304.61                               June 2037
Component I of the Class AR-L       Residual              Variable(1)         $           50.00                               June 2037
-------------------------------
*    The Distribution  Date in the specified month,  which is the month following the month the latest maturing  Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC I Regular and Residual Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)  Interest  distributed to the REMIC I Regular  Interests Y-1 and Z-1 and Component I of the Class AR-L  Certificates on each  Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 1 Loans on the applicable  Uncertificated  Principal  Balance or Class
     Principal Balance outstanding immediately before such Distribution Date.

                                                               REMIC II

         As provided herein,  the Trust  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Group 2  Mortgage  Loans and certain other related  assets  (exclusive of any  entitlement to Assigned  Prepayment  Premiums,  the Swap
Agreement and the assets held in the  Supplemental  Interest  Account)  subject to this Agreement as a real estate mortgage  investment conduit  (a  "REMIC")  for  federal  income  tax  purposes,  and such  segregated  pool of assets  will be  designated  as  "REMIC II."
Component II  of the  Class AR-L  Certificates  will  represent the sole Class of "residual  interests" in REMIC II for purposes of the
REMIC  Provisions  (as defined  herein)  under federal  income tax law. The following  table  irrevocably  sets forth the  designation, remittance  rate (the  "Uncertificated  REMIC II  Pass-Through  Rate") and  initial  Uncertificated  Principal  Balance for each of the
"regular  interests" in REMIC II (the  "REMIC II  Regular  Interests").  The "latest  possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular  Interest  shall be the Maturity
Date.  None of the REMIC II Regular Interests will be certificated.

                                   Uncertificated REMIC II                  Initial Uncertificated REMIC I
        Designation                   Pass-Through Rate                          Principal Balance ($)
___________________________________________________________________________________________________________
           II-1-A                        Variable(1)                                5,705,752.695
           II-2-A                        Variable(1)                                6,223,307.895
           II-3-A                        Variable(1)                                6,613,317.710
           II-4-A                        Variable(1)                                6,978,486.535
           II-5-A                        Variable(1)                                7,316,208.850
           II-6-A                        Variable(1)                                7,623,699.140
           II-7-A                        Variable(1)                                7,877,037.110
           II-8-A                        Variable(1)                                8,093,744.230
           II-9-A                        Variable(1)                                8,280,068.915
          II-10-A                        Variable(1)                                8,264,187.940
          II-11-A                        Variable(1)                                7,713,334.050
          II-12-A                        Variable(1)                                7,218,248.280
          II-13-A                        Variable(1)                                6,774,730.140
          II-14-A                        Variable(1)                                6,352,692.960
          II-15-A                        Variable(1)                                5,961,781.000
          II-16-A                        Variable(1)                                5,590,620.135
          II-17-A                        Variable(1)                                5,214,865.545
          II-18-A                        Variable(1)                                4,895,840.810
          II-19-A                        Variable(1)                                4,683,912.905
          II-20-A                        Variable(1)                                4,459,603.490
          II-21-A                        Variable(1)                                4,262,459.595
          II-22-A                        Variable(1)                                4,072,424.035
          II-23-A                        Variable(1)                                3,892,374.545
          II-24-A                        Variable(1)                                3,722,185.005
          II-25-A                        Variable(1)                                3,574,785.760
          II-26-A                        Variable(1)                                3,407,414.210
          II-27-A                        Variable(1)                                3,263,388.705
          II-28-A                        Variable(1)                                3,126,034.135
          II-29-A                        Variable(1)                                2,994,310.155
          II-30-A                        Variable(1)                                2,868,861.805
          II-31-A                        Variable(1)                                2,748,772.425
          II-32-A                        Variable(1)                                2,634,658.485
          II-33-A                        Variable(1)                                2,596,452.825
          II-34-A                        Variable(1)                                2,577,825.270
          II-35-A                        Variable(1)                                2,475,080.925
          II-36-A                        Variable(1)                                2,324,674.045
          II-37-A                        Variable(1)                                2,232,432.875
          II-38-A                        Variable(1)                                2,129,502.110
          II-39-A                        Variable(1)                                2,038,247.455
          II-40-A                        Variable(1)                                1,948,313.090
          II-41-A                        Variable(1)                                1,865,255.035
          II-42-A                        Variable(1)                                1,786,329.505
          II-43-A                        Variable(1)                                1,710,906.665
          II-44-A                        Variable(1)                                1,638,806.770
          II-45-A                        Variable(1)                                1,569,748.270
          II-46-A                        Variable(1)                                1,501,856.840
          II-47-A                        Variable(1)                                1,438,858.275
          II-48-A                        Variable(1)                                1,378,901.510
          II-49-A                        Variable(1)                                1,321,561.905
          II-50-A                        Variable(1)                                1,266,786.980
          II-51-A                        Variable(1)                                1,214,381.290
          II-52-A                        Variable(1)                                1,162,797.440
          II-53-A                        Variable(1)                                1,114,565.850
          II-54-A                        Variable(1)                                1,068,734.230
          II-55-A                        Variable(1)                                1,024,958.095
          II-56-A                        Variable(1)                                1,026,867.585
          II-57-A                        Variable(1)                                1,233,992.545
          II-58-A                        Variable(1)                               19,215,553.420
           II-1-B                        Variable(1)                                5,705,752.695
           II-2-B                        Variable(1)                                6,223,307.895
           II-3-B                        Variable(1)                                6,613,317.710
           II-4-B                        Variable(1)                                6,978,486.535
           II-5-B                        Variable(1)                                7,316,208.850
           II-6-B                        Variable(1)                                7,623,699.140
           II-7-B                        Variable(1)                                7,877,037.110
           II-8-B                        Variable(1)                                8,093,744.230
           II-9-B                        Variable(1)                                8,280,068.915
          II-10-B                        Variable(1)                                8,264,187.940
          II-11-B                        Variable(1)                                7,713,334.050
          II-12-B                        Variable(1)                                7,218,248.280
          II-13-B                        Variable(1)                                6,774,730.140
          II-14-B                        Variable(1)                                6,352,692.960
          II-15-B                        Variable(1)                                5,961,781.000
          II-16-B                        Variable(1)                                5,590,620.135
          II-17-B                        Variable(1)                                5,214,865.545
          II-18-B                        Variable(1)                                4,895,840.810
          II-19-B                        Variable(1)                                4,683,912.905
          II-20-B                        Variable(1)                                4,459,603.490
          II-21-B                        Variable(1)                                4,262,459.595
          II-22-B                        Variable(1)                                4,072,424.035
          II-23-B                        Variable(1)                                3,892,374.545
          II-24-B                        Variable(1)                                3,722,185.005
          II-25-B                        Variable(1)                                3,574,785.760
          II-26-B                        Variable(1)                                3,407,414.210
          II-27-B                        Variable(1)                                3,263,388.705
          II-28-B                        Variable(1)                                3,126,034.135
          II-29-B                        Variable(1)                                2,994,310.155
          II-30-B                        Variable(1)                                2,868,861.805
          II-31-B                        Variable(1)                                2,748,772.425
          II-32-B                        Variable(1)                                2,634,658.485
          II-33-B                        Variable(1)                                2,596,452.825
          II-34-B                        Variable(1)                                2,577,825.270
          II-35-B                        Variable(1)                                2,475,080.925
          II-36-B                        Variable(1)                                2,324,674.045
          II-37-B                        Variable(1)                                2,232,432.875
          II-38-B                        Variable(1)                                2,129,502.110
          II-39-B                        Variable(1)                                2,038,247.455
          II-40-B                        Variable(1)                                1,948,313.090
          II-41-B                        Variable(1)                                1,865,255.035
          II-42-B                        Variable(1)                                1,786,329.505
          II-43-B                        Variable(1)                                1,710,906.665
          II-44-B                        Variable(1)                                1,638,806.770
          II-45-B                        Variable(1)                                1,569,748.270
          II-46-B                        Variable(1)                                1,501,856.840
          II-47-B                        Variable(1)                                1,438,858.275
          II-48-B                        Variable(1)                                1,378,901.510
          II-49-B                        Variable(1)                                1,321,561.905
          II-50-B                        Variable(1)                                1,266,786.980
          II-51-B                        Variable(1)                                1,214,381.290
          II-52-B                        Variable(1)                                1,162,797.440
          II-53-B                        Variable(1)                                1,114,565.850
          II-54-B                        Variable(1)                                1,068,734.230
          II-55-B                        Variable(1)                                1,024,958.095
          II-56-B                        Variable(1)                                1,026,867.585
          II-57-B                        Variable(1)                                1,233,992.545
          II-58-B                        Variable(1)                               19,215,553.420
            A-I                          Variable(1)                                2,633,875.850
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.

                                                               REMIC III

         As provided  herein,  the Trust  Administrator  will elect to treat the segregated  pool of assets  consisting of the REMIC II
Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC III."
Component III  of the Class AR-L  Certificates  will represent the sole Class of "residual  interests" in REMIC III for purposes of the
REMIC  Provisions  (as defined  herein)  under federal  income tax law. The following  table  irrevocably  sets forth the  designation, remittance  rate (the  "Uncertificated  REMIC III  Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the
"regular  interests" in REMIC III (the "REMIC III  Regular  Interests").  The "latest possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC III  Regular  Interest shall be the Maturity
Date.  None of the REMIC III Regular Interests will be certificated.

  Class Designation for each
  REMIC III Regular Interest                                                      Initial Uncertificated
   and Component III of the                        Uncertificated REMIC III        Principal Balance or
   Class AR-L Certificates      Type of Interest       Pass-Through Rate         Class Principal Balance                 Final Maturity Date*
_____________________________________________________________________________________________________________________________________________
          Class LT-1                 Regular              Variable(1)         $    469,101,506.29                             June 2037
          Class LT-2                 Regular              Variable(1)         $         16,466.22                             June 2037
          Class LT-3                 Regular                 0.00%            $         30,451.67                             June 2037
          Class LT-4                 Regular              Variable(2)         $         30,451.67                             June 2037
         Class LT-IO                 Regular               Variable                           (3)                             June 2037
     Component III of the
          Class AR-L                Residual                  N/A             $              0.00                             June 2037
-------------------------------
*     The Distribution  Date in the specified month,  which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures.  For federal income tax purposes,  for each Class of REMIC III Regular and Residual Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1)   Interest  distributed to the REMIC III  Regular Interests LT-1 and LT-2 on each Distribution Date will have accrued at the weighted average of the
      Net Mortgage Rates for the Group 2 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date
(2)   Interest  distributed to the REMIC III  Regular Interest LT-4 on each Distribution Date will have accrued at twice the weighted average of the Net
      Mortgage Rates for the Group 2 Loans on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date.
(3)   REMIC III Regular Interest LT-IO will not have an Uncertificated  Principal Balance but will accrue interest on its uncertificated notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                                               REMIC IV

                  As provided  herein,  the Trust  Administrator  will elect to treat the segregated  pool of assets  consisting of the
REMIC I  Regular  Interests and REMIC III  Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC IV." The Class AR  Certificates  will represent the sole Class of "residual  interests" in REMIC IV for purposes of the REMIC  Provisions  under federal  income tax law. The following  table and the  footnotes  that follow  irrevocably sets forth the designation,  Pass-Through Rate,  aggregate Initial Class Principal  Balance,  and certain other features for each Class of  Certificates  comprising the interests  representing  "regular  interests" in REMIC IV and the Class AR  Certificates.  The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of REMIC IV Regular Certificates shall be the Maturity Date.  The REMIC IV Regular Interest IO will not be certificated.

                                                Class                                                                                 Integral Multiples
                                              Principal                        Pass-Through                                                in Excess
              Class                            Balance                       Rate (per annum)             Minimum Denomination            of Minimum
________________________________________________________________________________________________________________________________________________________
           Class 1-A-1              $    154,772,000.00                         Variable(1)                       $25,000                      $1
          Class 1-A-2-1             $     25,000,000.00                         Variable(1)                       $25,000                      $1
          Class 1-A-2-2             $      2,778,000.00                         Variable(1)                       $25,000                      $1
           Class 2-A-1              $    302,800,000.00                         Variable(2)                       $25,000                      $1
          Class 2-A-2-1             $     67,610,000.00                         Variable(3)                       $25,000                      $1
          Class 2-A-2-2             $     18,910,000.00                         Variable(4)                       $25,000                      $1
           Class 2-A-3              $     43,260,000.00                         Variable(5)                       $25,000                      $1
           Class 2-M-1              $     15,015,000.00                         Variable(6)                       $25,000                      $1
           Class 2-M-2              $      3,515,000.00                         Variable(7)                       $25,000                      $1
           Class 2-M-3              $      4,460,000.00                         Variable(8)                       $25,000                      $1
           Class 2-M-4              $      2,345,000.00                         Variable(9)                       $25,000                      $1
           Class 2-M-5              $      2,345,000.00                         Variable(9)                       $25,000                      $1
           Class 2-M-6              $      2,345,000.00                         Variable(9)                       $25,000                      $1
           Class 2-M-7              $      2,350,000.00                         Variable(9)                       $25,000                      $1
           Class 1-B-1              $      6,905,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-2              $      1,750,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-3              $        970,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-4              $        975,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-5              $        780,000.00                         Variable(1)                       $25,000                      $1
           Class 1-B-6              $        581,304.61                         Variable(1)                       $25,000                      $1*
            Class 2-X               $      4,223,875.85(10)                     Variable(11)                         (12)                      N/A
             Class P                                (13)                              N/A                            (14)                      N/A
             Class AR               $             50.00                               N/A                            (15)                      N/A
                IO                                  (16)                               (17)                           N/A                      N/A
_______________

*    Except for one certificate of the Class 1-B-6 Certificates which shall contain any stub piece of less than $1.
(1)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 1-A-1,  Class 1-A-2-1,  Class 1-A-2-2,  Class 1-B-1,
     Class 1-B-2,  Class 1-B-3,  Class 1-B-4,  Class 1-B-5 and Class 1-B-6  Certificates is 5.96961% per annum. After such Distribution
     Date, the Pass-Through  Rate for such  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that
     Distribution Date.
(2)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-A-1  Certificates  is 5.530% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 2-A-1  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(3)  The Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-A-2-1  Certificates is 5.470% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 2-A-2-1  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(4)  The Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-A-2-2  Certificates is 5.640% per annum.  After such
     Distribution  Date,  the  Pass-Through  Rate for the  Class 2-A-2-2  Certificates  shall be a per annum rate equal to the least of
     (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution  Date,  (b) the Net
     Funds Cap and (c) 11.00%.
(5)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-A-3  Certificates  is 5.660% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 2-A-3  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(6)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-M-1  Certificates  is 5.770% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 2-M-1  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(7)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-M-2  Certificates  is 5.920% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 2-M-2  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(8)  The  Pass-Through  Rate for the June 2007  Distribution  Date for the  Class 2-M-3  Certificates  is 6.470% per annum.  After such
     Distribution Date, the Pass-Through Rate for the Class 2-M-3  Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable  Certificate Index and the applicable  Certificate  Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(9)  The  Pass-Through  Rate for the June  2007  Distribution  Date for the  Class 2-M-4,  Class 2-M-5,  Class 2-M-6  and  Class  2-M-7
     Certificates is 6.820% per annum.  After such Distribution  Date, the Pass-Through Rate for such Certificates shall be a per annum rate  equal to the least of  (a) the  sum of the  applicable  Certificate  Index and the  applicable  Certificate  Margin for such
     Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(10) The Class 2-X  Certificates will not accrue interest on their Class Principal Balance. The Class 2-X  Certificates accrue interest on the Class 2-X Notional Amount.
(11) The Class 2-X  Certificates  will be comprised of two REMIC IV regular  interests,  a principal only regular  interest  designated
     2-X-PO and an interest only regular interest  designated  2-X-IO,  which will be entitled to distributions as set forth herein. On each Distribution Date, the Class 2-X  Certificates shall be entitled to the Class 2-X  Distributable  Amount. With respect to any
     Distribution Date,  interest accrued on the Class 2-X  Certificates  during the related Accrual Period shall equal interest at the related  Pass-Through Rate on the Class 2-X  Notional Amount  immediately prior to such Distribution Date, in each case reduced by any interest  shortfalls with respect to the Mortgage Loans in the related Loan Group including  Prepayment Interest Shortfalls to the extent not covered by Compensating  Interest  Payments.  The Pass-Through Rate for the Class 2-X  Certificates or the REMIC IV
     Regular Interest 2-X-IO for any Distribution  Date shall equal a per annum rate equal to the percentage  equivalent of a fraction, the  numerator  of which is the  product of (a) 30 and  (b) the sum of the  amounts  calculated  pursuant  to  clauses (i) through
     (iv) below,  and the  denominator  of which is the  product of (a) the  actual  number of days in the related  Accrual  Period and
     (b) the  aggregate  principal  balance of the REMIC III  Regular  Interests LT1, LT2, LT3 and LT4. For purposes of calculating the
     Pass-Through Rate for the Class 2-X Certificates, the numerator is equal to the sum of the following components:
         (i)  the  Uncertificated  Pass-Through Rate for REMIC III  Regular Interests LT1 minus the Marker Rate,  applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC III Regular Interests LT1;
         (ii) the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT2 minus the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest LT2; and
         (iii)    the  Uncertificated  Pass-Through Rate for REMIC III  Regular Interest LT4 minus twice the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest LT4.
     Accrued  interest on the Class 2-X  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Accrual  Period.  Payments  to any Class of Group 2  Certificates  in respect of Basis Risk  Shortfalls  from the Group 2
     Available  Distribution  Amount  shall be deemed to have first been  distributed  from  REMIC IV to the  holders of the  Class 2-X
     Certificates  in respect of the  Class 2-X-IO  REMIC IV  Regular  Interest  and then paid by such holders to such Class of Group 2
     Certificates.
(12) The  Class 2-X  Certificates  will be  issued  in  certificated,  fully-registered  form in  minimum  denominations  of 20% of the
     Percentage Interest therein and increments of 10% in excess thereof.
(13) The  Class P  Certificates  will not have a Class  Principal  Balance.  The Class P  Certificates  shall have an initial  notional balance of $240,011,928  and will be entitled to distributions of Assigned  Prepayment  Premiums only. Such entitlement  shall not be an interest in any REMIC created hereunder.
(14) The Class P Certificates will be issued in certificated,  fully-registered  form in minimum denominations of 20% of the Percentage
     Interest therein and increments of 10% in excess thereof.
(15) The Class AR Certificates are issued in minimum Percentage Interests of 20%.
(16) For federal income tax purposes,  REMIC IV Regular  Interest IO will not have a Pass Through Rate, but will be entitled to 100% of the amounts distributed on REMIC III Regular Interest LT-IO.
(17) For federal income tax purposes,  REMIC IV Regular Interest IO will not have an Uncertificated  Principal Balance, but will have a notional amount equal to the Uncertificated Notional Amount of REMIC III Regular Interest LT-IO.

                  For the avoidance of doubt, the Trust  Administrator shall account for any interest amount due to a Certificateholder in excess of the interest  rate on the REMIC Regular  Interest  issued by REMIC IV  corresponding  to such  Certificate  as part of the payment made to the Class 2-X  Certificates,  to the extent it is entitled to funds from the REMIC,  and then paid outside of the REMIC pursuant to a separate contractual right to such Certificateholder.

                  The  foregoing  REMIC  structure  is intended  to cause all of the cash from the  Mortgage  Loans to flow  through to
REMIC IV as cash flow on a REMIC Regular Interest,  without creating any  shortfall-actual  or potential (other than for credit losses)
to any REMIC  Regular  Interest.  To the extent that the structure is believed to diverge from such  intention the Trust  Administrator shall  resolve  ambiguities  to  accomplish  such  result  and  shall to the  extent  necessary  rectify  any  drafting  errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

Set forth below are designations of Classes of Certificates and Loan Groups to the categories used herein:

Book-Entry Certificates.............                 All Classes of Certificates other than the Physical Certificates.

Class A Certificates................                 The Class 1-A and Group 2 Senior Certificates.

Class 1-A Certificates..............                 The Class 1-A-1, Class 1-A-2-1 and Class 1-A-2-2 Certificates.

Class 1-B Certificates..............                 The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates.

Class M Certificates................                 The Class 2-M-1,  Class 2-M-2,  Class 2-M-3,  Class 2-M-4,  Class 2-M-5,  Class 2-M-6 and Class 2-M-7
                                                     Certificates.

Economic Residual Floater Certificates               The Class 2-X Certificates.

ERISA-Restricted Certificates.......                 Residual  Certificates  and  Private  Certificates;  and any  Certificates  that do not  satisfy  the applicable ratings requirement under the Underwriter's Exemption.

Floater Certificates................                 The Group 2 Certificates.

Floater Loan Group..................                 Loan Group 2.

Group 1 Certificates................                 The Class 1-A, Class 1-B and Residual Certificates.

Group 2 Certificates................                 The Group 2 Senior Certificates, Class 2-X Certificates and Class M Certificates.

Group 2 Senior Certificates.........                 The Class 2-A-1, Class 2-A-2-1, Class 2-A-2-2 and Class 2-A-3 Certificates.

Group 2 Subordinate Certificates....                 The Class M Certificates and Class 2-X Certificates.

LIBOR Certificates..................                 The Group 2 Senior Certificates and Class M Certificates.

Notional Amount Certificates........                 The Class 2-X Certificates and Class P Certificates.

Offered Certificates................                 All Classes of Certificates other than the Private Certificates.

Pass-Through Certificates...........                 The Group 1 Certificates.

Pass-Through Loan Group.............                 Loan Group 1.

Private Certificates................                 The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-X and Class P Certificates.

Physical Certificates...............                 The Residual Certificates and the Private Certificates.

Rating Agencies.....................                 Moody's and S&P.

Regular Certificates................                 All Classes of Certificates other than the Residual Certificates.

Related Pass-Through Loan Groups....                 Loan Group 1.

Residual Certificates...............                 The Class AR and Class AR-L Certificates.

Senior Certificates.................                 With  respect  to  the  Pass-Through  Loan  Group,  the  Class 1-A   Certificates  and  the  Residual
                                                     Certificates, and with respect to the Floater Loan Group, the Group 2 Senior Certificates.

Subordinate Certificates............                 With respect to the  Pass-Through  Loan Group,  the Class 1-B  Certificates,  and with respect to the
                                                     Floater Loan Group, the Group 2 Subordinate Certificates.

                  All  covenants   and   agreements   made  by  the  Depositor   herein  are  for  the  benefit  and  security  of  the
Certificateholders.  The  Depositor  is entering  into this  Agreement,  and the Trustee is  accepting  the trusts  created  hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  The parties  hereto  intend to effect an absolute sale and  assignment  of the Mortgage  Loans to the Trustee for the benefit of  Certificateholders  under this Agreement.  However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary  matter  grant a security  interest,  in and to its  rights,  if any, in the  Mortgage  Loans to the Trustee on behalf of
Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                                                     W I T N E S S E T H T H A T:

                  In consideration of the mutual agreements  herein  contained,  the Depositor,  the Seller,  the Master Servicer,  the
Servicers, the Special Servicer, the Modification Oversight Agent, the Trustee and the Trust Administrator agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

                  Whenever used in this Agreement,  the following words and phrases, unless the context otherwise requires,  shall have the following meanings:

                  Accrual Period:  For any interest bearing Class of Certificates  (other than the LIBOR  Certificates)  and each Class of REMIC I Regular  Interests,  REMIC II Regular  Interests and REMIC III Regular  Interests and any  Distribution  Date,  the calendar month  immediately  preceding  such  Distribution  Date,  and with  respect  to the LIBOR  Certificates,  the period  beginning  on the immediately  preceding  Distribution  Date (or the  Closing  Date,  in the case of the  first  Accrual  Period)  and  ending on the day immediately preceding such Distribution Date.

                  Advance:  With respect to any Countrywide  Serviced Mortgage Loan and any Distribution  Date, the payment required to be made by Countrywide  with respect to the  Remittance  Date (as defined in the  Countrywide  Underlying  Servicing  Agreement) in the
month of such Distribution Date pursuant to Subsection 11.19 of Exhibit 9 of the Countrywide Underlying Servicing Agreement.

                  With respect to any Fifth Third Serviced Mortgage Loan and any Distribution  Date, the payment required to be made by
Fifth Third with respect to the Remittance  Date (as defined in the Fifth Third  Underlying  Servicing  Agreement) in the month of such
Distribution Date pursuant to Section 5.03 of the Fifth Third Underlying Servicing Agreement.

                  With respect to any IndyMac  Serviced  Mortgage Loan and any  Distribution  Date, the payment  required to be made by
IndyMac  with  respect  to the  Remittance  Date (as  defined  in the  IndyMac  Underlying  Servicing  Agreement)  in the month of such
Distribution Date pursuant to Section 5.03 of the IndyMac Underlying Servicing Agreement.

                  With respect to any SunTrust  Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by
SunTrust  with  respect to the  Remittance  Date (as  defined in the  SunTrust  Underlying  Servicing  Agreement)  in the month of such
Distribution Date pursuant to Section 5.03 of the SunTrust Underlying Servicing Agreement.

                  With respect to any Wachovia  Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by
Wachovia  with  respect to the  Remittance  Date (as  defined in the  Wachovia  Underlying  Servicing  Agreement)  in the month of such
Distribution Date pursuant to Section 5.03 of the Wachovia Underlying Servicing Agreement.

                  With respect to any WaMu Bank Serviced  Mortgage Loan and any  Distribution  Date, the payment required to be made by
WaMu Bank with respect to the Monthly  Remittance  Date (as defined in the WaMu Bank  Underlying  Servicing  Agreement) in the month of such Distribution Date pursuant to Section 2.16 of the WaMu Bank Underlying Servicing Agreement.

                  Adverse REMIC Event:  As defined in Section 2.07(f).

                  Agreement:  Collectively, this Series Supplement and the Standard Terms, and all amendments or supplements hereto.

                  Assigned  Prepayment  Premium:  Any  Prepayment  Premium on a Wells  Fargo  Serviced  Mortgage  Loan  (other than any
Prepayment  Premiums that Wells Fargo is entitled to keep as additional  servicing  compensation  pursuant to the  underlying  mortgage loan  purchase  agreement or servicing  rights  purchase  agreement  between DLJMC and Wells Fargo),  any  Prepayment  Premium on a SPS
Serviced Mortgage Loan and any other Prepayment Premium on deposit in the Certificate Account.

                  Available Distribution Amount:  With respect to any Distribution Date and each Pass-Through Loan Group, the sum of:

                  (i)      all amounts in respect of Scheduled  Payments (net of the related  Expense Fees) due on the related Due Date and received prior to the related  Determination  Date on the related  Mortgage  Loans,  together with any Advances in respect thereof;

                  (ii)     all Insurance  Proceeds (to the extent not applied to the restoration of the Mortgaged  Property or released to the Mortgagor in accordance  with the  applicable  Servicer's  Accepted  Servicing  Standards),  all  Liquidation  Proceeds
         received during the calendar month preceding the month of that  Distribution  Date on the related Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans;

                  (iii)    all Principal  Prepayments  received  during the related  Prepayment  Period on the related  Mortgage Loans, excluding Prepayment Premiums;

                  (iv)     amounts received with respect to such  Distribution  Date as the Substitution  Adjustment Amount or Purchase
         Price in respect  of a  Mortgage  Loan in the  related  Loan  Group  repurchased  by the  Seller,  purchased  by a Holder of a
         Subordinate  Certificate pursuant to  Section 3.11(f) or  purchased by the Special Servicer pursuant to  Section 3.11(g) as of such Distribution Date;

                  (v)      any amounts payable as  Compensating  Interest  Payments by a Servicer with respect to the related  Mortgage
         Loans on such Distribution Date;

                  (vi)     all Recoveries, if any; and

                  (vii)    the portion of the  Mortgage  Loan  Purchase  Price  related to such Loan Group paid in  connection  with an
         Optional Termination up to the amount of the Par Value for such Loan Group;

in the case of  clauses (i) through  (iv) above  reduced by amounts in reimbursement for Advances  previously made and other amounts as to which the Trustee, the Trust Administrator,  the Custodian,  a Servicer,  the Special Servicer or the Master Servicer is entitled to be reimbursed pursuant to this Agreement in respect of the related Mortgage Loans or otherwise.

                  Basis Risk Shortfall:  For any Class of LIBOR  Certificates and any Distribution  Date, the sum of (i) the excess, if any,  of (a) the  related  Current  Interest  calculated  on the basis of the least of (x) the  applicable  Certificate  Index plus the applicable  Certificate  Margin,  (y) the Maximum Interest Rate and (z) 11.00% over (b) the related Current Interest for the applicable
Distribution Date,  (ii) any amount described in clause  (i) remaining  unpaid from prior Distribution Dates, and (iii) interest on the amount in clause  (ii) for  the  related  Accrual  Period  calculated  at a per annum  rate  equal to the least of  (x) the  applicable
Certificate Index plus the applicable Certificate Margin, (y) the applicable Maximum Interest Rate and (z) 11.00%.

                  Capitalized Interest Account:  Not Applicable.

                  Capitalized Interest Deposit:  Not Applicable.

                  Capitalized Interest Distribution:  Not Applicable.

                  Capitalized Interest Release Amount:  Not Applicable.

                  Capitalized Interest Requirement:  Not Applicable.

                  Capitalized Interest Requirement Rate:  Not Applicable.

                  Carryforward  Interest:  For any Class of LIBOR Certificates and any Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current  Interest for such Class for the immediately  preceding  Distribution  Date and (B) any unpaid
Carryforward  Interest for such  Class from  previous  Distribution  Dates exceeds  (y) the  amount paid in respect of interest on such
Class on such  immediately  preceding  Distribution  Date,  and (2)  interest  on such  amount for the  related  Accrual  Period at the applicable Pass-Through Rate.

                  Certificate Balance:  With respect to any Certificate (other than a Class 2-X  Certificate or a Class P Certificate), as defined in the Standard Terms.

                  With respect to each Class 2-X Certificate, on any date of determination,  an amount equal to the Percentage Interest evidenced by such  Certificate  multiplied by an amount equal to (i) the  excess,  if any, of (A) the Aggregate  Loan Group Balance for
Loan Group 2 as of such date of determination,  over (B) the then aggregate Class Principal Balance of the Group 2 Senior  Certificates
and Class M  Certificates  then  outstanding,  which  represents the sum of (i) the initial  principal  balance of the REMIC IV Regular
Interest  2-X-PO,  as reduced by Realized  Losses  allocated  thereto and payments  deemed made thereon,  and  (ii) accrued  and unpaid interest on the REMIC IV Regular Interest 2-X-IO, as reduced by Realized Losses allocated thereto.

                  The Class P Certificates will not have a Certificate Balance.

                  Certificate Group:  Any of Certificate Group 1 or Certificate Group 2, as applicable.

                  Certificate  Group 1:  Any of the  Certificates  with a  Class designation  beginning  with "1" and  relating to Loan
Group 1.

                  Certificate  Group 2:  Any of the  Certificates  with a  Class designation  beginning  with "2" and  relating to Loan
Group 2.

                  Certificate Margin:  As to each Class of LIBOR Certificates, the applicable amount set forth below:

                                                                                     Certificate Margin
                                                                        _______________________________________________
                                 Class                                  (1)                                     (2)
                              _________________________________________________________________________________________
                                 2-A-1                                 0.210%                                  0.420%
                                2-A-2-1                                0.150%                                  0.300%
                                2-A-2-2                                0.320%                                  0.640%
                                 2-A-3                                 0.340%                                  0.680%
                                 2-M-1                                 0.450%                                  0.900%
                                 2-M-2                                 0.600%                                  1.100%
                                 2-M-3                                 1.150%                                  1.650%
                                 2-M-4                                 1.500%                                  2.000%
                                 2-M-5                                 1.500%                                  2.000%
                                 2-M-6                                 1.500%                                  2.000%
                                 2-M-7                                 1.500%                                  2.000%
                  ___________
                  (1) On and prior to the first  Distribution  Date on which the Optional  Termination  for Loan Group 2 may occur.
                  (2) After the first Distribution Date on which the Optional Termination for Loan Group 2 may occur.

                  Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

                  Class 1-A Certificates:  As set forth in the Preliminary Statement.

                  Class 2-M-1  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 2 Senior  Certificates,  after giving effect to payments on such  Distribution Date and
(ii) the Class Principal  Balance of the Class 2-M-1  Certificates  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 90.80%  and (ii) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date and (B) the amount, if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 2 for such  Distribution  Date exceeds  (ii) 0.50% of the
Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-2  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 2 Senior  Certificates and Class 2-M-1  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 2-M-2  Certificates  immediately prior to such
Distribution  Date exceeds  (y) the lesser of (A) the product of (i) 92.30% and (ii) the  Aggregate Loan Group Balance for Loan Group 2
for such  Distribution  Date and (B) the amount,  if any,  by which  (i) the  Aggregate  Loan Group  Balance for Loan  Group 2 for such
Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-3  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 2 Senior  Certificates,  Class 2-M-1 and Class 2-M-2  Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal  Balance of the Class 2-M-3  Certificates  immediately prior to such Distribution  Date exceeds (y) the lesser of (A) the product of (i) 94.20% and (ii) the  Aggregate Loan Group Balance for
Loan Group 2 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 2
for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-M-4  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 2 Senior Certificates,  Class 2-M-1,  Class 2-M-2 and Class 2-M-3 Certificates,  in each case, after giving effect to payments on such Distribution  Date and (ii) the Class Principal  Balance of the Class 2-M-4  Certificates
immediately prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 95.20% and (ii) the  Aggregate Loan Group
Balance for Loan Group 2 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate  Loan Group Balance for
Loan Group 2 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group Balance for Loan Group 2 as of the Cut-off
Date.

                  Class 2-M-5  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate  Class  Principal  Balance  of the  Group 2  Senior  Certificates,  Class 2-M-1,  Class 2-M-2,  Class 2-M-3  and  Class 2-M-4
Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the Class  Principal  Balance of the
Class 2-M-5  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the  product of (i) 96.20% and
(ii) the  Aggregate  Loan Group  Balance for Loan  Group 2 for such  Distribution  Date and (B) the  amount,  if any, by which  (i) the
Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for
Loan Group 2 as of the Cut-off Date.

                  Class 2-M-6  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate  Class  Principal  Balance of the  Group 2  Senior  Certificates,  Class 2-M-1,  Class 2-M-2,  Class 2-M-3,  Class 2-M-4  and
Class 2-M-5 Certificates,  in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the Class 2-M-6  Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 97.20%
and (ii) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date and (B) the amount,  if any, by which (i) the
Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group Balance for
Loan Group 2 as of the Cut-off Date.

                  Class 2-M-7  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown  Date and as long as a
Trigger  Event has not occurred with respect to such  Distribution  Date,  will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Group 2 Senior Certificates,  Class 2-M-1,  Class 2-M-2, Class 2-M-3, Class 2-M-4, Class 2-M-5
and Class 2-M-6  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the Class Principal
Balance of the  Class 2-M-7  Certificates  immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the product of
(i) 98.20% and (ii) the  Aggregate Loan Group Balance for Loan Group 2 for such  Distribution Date and (B) the amount, if any, by which
(i) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date exceeds  (ii) 0.50%  of the  Aggregate  Loan Group
Balance for Loan Group 2 as of the Cut-off Date.

                  Class 2-X Distributable Amount: With respect to any Distribution Date and the Class 2-X  Certificates,  to the extent
of  any  Monthly  Excess   Cashflow   remaining  on  such   Distribution   Date  after  the   distribution   of  amounts   pursuant  to
Section 4.01(II)(d)(i)-(xxiv),  the sum of (a) the  amount of interest  accrued  during the  related  Accrual  Period on the  Class 2-X
Certificates  (as  described  in the  Preliminary  Statement)  and  (b) the  Overcollateralization  Release  Amount,  if any,  for such
Distribution Date.

                  Class 2-X  Notional  Amount:  With respect to the Class 2-X  Certificates or REMIC IV Regular Interest 2-X-IO and any
Distribution  Date, the aggregate of the  Uncertificated  Principal  Balances of the REMIC III  Regular Interests LT1, LT2, LT3 and LT4
immediately  prior to such  Distribution  Date,  (which for clarification is equal to the Aggregate Loan Group Balance for Loan Group 2 as of the first day of the related  Collection Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date)).

                  Class 1-A Certificates:  As set forth in the Preliminary Statement.

                  Class 1-B Certificates:  As set forth in the Preliminary Statement.

                  Class 1-B Credit Support  Depletion Date: The first  Distribution Date on which the aggregate Class Principal Balance of the Class 1-B Certificates has been or will be reduced to zero.

                  Class M  Certificates:  The  Class 2-M-1,   Class 2-M-2,   Class 2-M-3,  Class 2-M-4,  Class 2-M-5,  Class 2-M-6  and
Class 2-M-7 Certificates.

                  Class Notional Amount:  The Class 2-X Notional Amount.

                  Class Y Regular Interests:  The Class Y-1 Regular Interest.

                  Class Y-1  Principal  Distribution  Amount:  For any Distribution Date, an amount equal to the portion of the Group 1
Principal  Distribution  Amount  distributed  to the Class 1-A  Certificates  and Component I of the Class AR-L  Certificates  for that
Distribution Date.

                  Class Y-1 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Class Z Regular Interests:  The Class Z-1 Regular Interest.

                  Class Z-1  Principal  Distribution  Amount:  For any Distribution Date, an amount equal to the portion of the Group 1
Principal Distribution Amount distributed to the Class 1-B Certificates for that Distribution Date.

                  Class Z-1 Regular Interest:  The uncertificated  undivided beneficial interest in REMIC I which constitutes a REMIC I
Regular Interest and is entitled to distributions as set forth herein.

                  Closing Date:  May 30, 2007.

                  Conforming Loans:  None.

                  Corporate  Trust  Office:  With  respect  to the  Trustee,  the  designated  office  of the  Trustee  at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this Agreement is located at 60 Livingston  Avenue,  St. Paul,  Minnesota  55107,  Attention:  Corporate  Trust-Structured
Finance,  CSFB ARMT 2007-2. With respect to the Trust  Administrator,  the designated office of the Trust Administrator at which at any particular  time its corporate  trust business with respect to this Agreement  shall be  administered,  which office at the date of the execution of this  Agreement  is located at 9062 Old  Annapolis  Road,  Columbia,  MD 21045,  Attention: CSFB  ARMT 2007-2,  except for purposes of  Section 6.06  and  certificate  transfer  purposes,  such term shall mean the office or agency of the Trust  Administrator located at 6th Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2007-2.

                  Countrywide:  Countrywide Home Loans Servicing LP and its successors and assigns.

                  Countrywide  Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Countrywide is the applicable Designated Servicer.

                  Countrywide  Reconstituted Servicing Agreement:  That certain Reconstituted  Servicing Agreement,  dated as of May 1,
2007, among DLJMC, Countrywide, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  Countrywide  Underlying Servicing Agreement:  The "Servicing Agreement" referred to in the Countrywide  Reconstituted
Servicing Agreement.

                  Current Interest:  For any Class of LIBOR  Certificates and Distribution Date, the amount of interest accruing at the applicable  Pass-Through Rate on the related Class Principal Balance of such  Class during the related Accrual Period;  provided,  that as to each Class of LIBOR  Certificates,  Current  Interest  shall be reduced by a pro rata portion of any Interest  Shortfalls  to the extent not covered by Monthly Excess Interest.

                  Custodial  Agreement:  As defined in the Standard  Terms. As of the date hereof,  the Custodial  Agreement under this
Agreement will be the LaSalle Bank Custodial Agreement.

                  Custodian:  As defined in the Standard  Terms.  Initially,  LaSalle  shall serve as Custodian for all of the Mortgage
Loans.

                  Deferred Amount:  For any Class of LIBOR  Certificates and Distribution  Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts  previously  applied in reduction of the Class  Principal  Balance thereof exceeds (y) the sum of
(i) the aggregate of amounts  previously paid in reimbursement  thereof and (ii) amounts  added to the Class Principal Balances thereof pursuant to Section 4.03(a)(ii) on all prior Distribution Dates, including such Distribution Date.

                  Deposit Amount:  As defined in Section 4.07(e) or Section 4.08(e) herein, as applicable.

                  Depositor:  Credit  Suisse First Boston  Mortgage  Securities  Corp.,  a Delaware  corporation,  or its  successor in interest.

                  Depository  Agreement:  The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

                  Designated  Mortgage Loans:  The  Countrywide  Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer serviced by Countrywide under the Countrywide  Servicing  Agreement,  the Fifth Third Serviced Mortgage Loans, unless any such Mortgage
Loan is no longer serviced by Fifth Third under the Fifth Third Servicing  Agreement,  the IndyMac Serviced Mortgage Loans,  unless any such  Mortgage  Loan is no longer  serviced by IndyMac  under the IndyMac  Reconstituted  Servicing  Agreement,  the SunTrust  Serviced
Mortgage Loans, unless any such Mortgage Loan is no longer serviced by SunTrust under the SunTrust  Reconstituted  Servicing Agreement, the Wachovia  Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer  serviced by Wachovia under the Wachovia  Servicing
Agreement and the WaMu Bank Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer serviced by WaMu Bank under the WaMu
Bank Servicing Agreement.

                  Designated Servicer:  Each of Countrywide, Fifth Third, IndyMac, SunTrust, Wachovia and WaMu Bank, as applicable.

                  Designated  Servicing  Agreement:   Each  of  the  Countrywide   Reconstituted   Servicing  Agreement,   Fifth  Third
Reconstituted  Servicing Agreement,  IndyMac Reconstituted Servicing Agreement,  SunTrust Reconstituted  Servicing Agreement,  Wachovia
Reconstituted Servicing Agreement and WaMu Bank Reconstituted Servicing Agreement, as applicable.

                  Economic Residual Floater Certificate:  As set forth in the Preliminary Statement.

                  ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

                  Exchangeable Certificates:  Not applicable.

                  Fifth Third:  Fifth Third Mortgage Company and its successors and assigns.

                  Fifth Third Serviced  Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule,  for which
Fifth Third is the applicable Designated Servicer.

                  Fifth Third Reconstituted  Servicing Agreement:  That certain Reconstituted  Servicing Agreement,  dated as of May 1,
2007, among DLJMC, Fifth Third, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  Fifth Third Underlying  Servicing Agreement:  The "Servicing  Agreement" referred to in the Fifth Third Reconstituted
Servicing Agreement.

                  Floater Certificates:  As set forth in the Preliminary Statement.

                  Floater Loan Group:  As set forth in the Preliminary Statement.

                  Group:  When used with respect to the Mortgage  Loans,  any of Loan Group 1 or Loan  Group 2,  or with respect to the
Certificates, the Class or Classes of Certificates that relate to the corresponding Group or Groups.

                  Group 1:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 1 or with respect to the Certificates, the Group 1 Certificates.
                  Group 1 Certificates:  As set forth in the Preliminary Statement.

                  Group 1 Senior Liquidation  Amount:  With respect to any Distribution Date, the aggregate,  for each Mortgage Loan in
Loan Group 1  which  became a  Liquidated  Mortgage  Loan during the prior  calendar  month,  of the lesser of (i) the  Group 1  Senior
Percentage  of the Stated  Principal  Balance of such  Mortgage  Loan and  (ii) the  applicable  Senior  Prepayment  Percentage  of the
Liquidation Principal with respect to such Mortgage Loan.

                  Group 1  Senior  Percentage:  With respect to any  Distribution  Date,  the  percentage  equivalent of a fraction the numerator of which is the aggregate Class Principal  Balance of the Class 1-A  Certificates and the Residual  Certificates  immediately prior to such  Distribution  Date and the denominator of which is the aggregate of the Stated Principal  Balances of the Mortgage Loans
in Loan Group 1 as of the first day of the related  Collection  Period  (excluding  any Group 1  Mortgage  Loans that were subject to a
Payoff, the principal of which was distributed on the Distribution Date preceding the current  Distribution Date);  provided,  however, in no event will the Group 1 Senior Percentage exceed 100%.

                  Group 1 Senior  Principal  Distribution  Amount:  With respect to any  Distribution  Date, the sum of (i) the Group 1
Senior Percentage of the Principal Payment Amount for Loan Group 1,  (ii) the applicable Senior Prepayment  Percentage of the Principal
Prepayment Amount for Loan Group 1, and (iii) the Group 1 Senior Liquidation Amount.

                  Group 1 Subordinate Percentage:  For any Distribution Date, the excess of 100% over the Group 1 Senior Percentage.

                  Group 2:  With respect to the Mortgage Loans,  the pool of adjustable rate Mortgage Loans  identified in the Mortgage
Loan Schedule as having been assigned to Group 2 or with respect to the Certificates, the Group 2 Certificates.

                  Group 2 Certificates:  As set forth in the Preliminary Statement.

                  Group 2 Credit Support  Depletion Date: The first  Distribution  Date on which the aggregate Class Principal  Balance of the Group 2 Subordinate Certificates has been or will be reduced to zero.

                  Group 2 Senior Certificates:  As set forth in the Preliminary Statement.

                  Group 2 Senior  Enhancement  Percentage:  For any  Distribution  Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of the  aggregate  Class  Principal  Balance of the Class M  Certificates  and the  Overcollateralization
Amount (which,  for purposes of this  definition  only,  shall not be less than zero),  in each case after giving effect to payments on such Distribution  Date (assuming no Trigger Event has occurred),  and the denominator of which is the Aggregate Loan Group Balance for
Loan Group 2 for such Distribution Date.

                  Group 2 Senior Principal  Payment Amount:  For any  Distribution  Date on or after the Stepdown Date and as long as a
Trigger Event has not occurred with respect to such  Distribution  Date, will be the amount,  if any, by which (x) the  aggregate Class
Principal  Balance of the Group 2 Senior  Certificates,  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 84.40% and (ii) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate  Loan Group Balance for Loan Group 2 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate
Loan Group Balance for Loan Group 2 as of the Cut-off Date.

                  Group 2 Subordinate Certificates:  As set forth in the Preliminary Statement.

                  IndyMac:  IndyMac Bank, F.S.B. and its successors and assigns.

                  IndyMac  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
IndyMac is the applicable Servicer.

                  IndyMac Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing Agreement dated as of May 1, 2007 among DLJMC, IndyMac, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  IndyMac  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred  to in  the  IndyMac  Reconstituted
Servicing Agreement.

                  Initial Bankruptcy Loss Coverage Amount:  $100,000.00.

                  Initial Class Principal Balance:  As set forth in the Preliminary Statement.

                  Initial Cut-off Date:  May 1, 2007.

                  Initial Fraud Loss Coverage Amount:  $9,383,577.52.

                  Initial Special Hazard Loss Coverage Amount:  $6,636,903.00.

                  Interest  Distribution  Amount:  With  respect to any  Distribution  Date and  interest  bearing  Class of  Class 1-A
Certificates,  Residual  Certificates  and Class 1-B  Certificates,  the sum of (i) one  month's  interest  accrued  during the related
Accrual Period at the applicable  Pass-Through  Rate for such Class on the related Class Principal Balance or Class Notional Amount, as applicable,  subject to reduction  pursuant to  Section 4.01(I)(B),  and  (ii) any  Class  Unpaid  Interest  Amounts for such Class and
Distribution Date.

                  Interest  Remittance  Amount:  For any Distribution  Date and the Mortgage Loans in Loan Group 2,  an amount equal to the sum of (1) all interest  collected  (other than  Payaheads) or advanced in respect of Scheduled  Payments on the Mortgage  Loans in such Loan Group during the related Collection Period,  the interest portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended  for  application  in the related  Collection  Period and  interest  portion of all Payoffs (net of Payoff
Interest and  Prepayment  Interest  Excess for such  Distribution  Date) and  Curtailments  received on the Mortgage Loans in such Loan
Group  during  the  related  Prepayment  Period,  less  (x) the  applicable  Expense  Fees  with  respect  to such  Mortgage  Loans and
(y) unreimbursed  Advances and other amounts due to the Master  Servicer,  the  applicable  Servicer and the Trust  Administrator  with respect to such Mortgage Loans, to the extent allocable to interest,  (2) all  Compensating  Interest  Payments paid by a Servicer with respect to the Mortgage Loans in such Loan Group with respect to the related  Prepayment  Period,  (3) the portion of any  Substitution
Adjustment Amount and Purchase Price paid with respect to the Mortgage Loans in such Loan Group during the related  Collection  Period, in each case  allocable to interest  and the proceeds of any purchase of such  Mortgage  Loans by the  Terminating  Entity  pursuant to
Section 11.01  in an amount not exceeding the interest  portion of the Par Value with respect to such Mortgage  Loans,  and (4) all Net
Liquidation  Proceeds and  recoveries  (net of  unreimbursed  Advances,  Servicing  Advances and expenses,  to the extent  allocable to interest,  and unpaid Expense Fees), if any,  collected with respect to the Mortgage Loans in such Loan Group during the prior calendar month, to the extent  allocable to interest.  For the purposes of this  definition of Interest  Remittance  Amount,  any amounts due to the Master  Servicer,  the  applicable  Servicer and the Trust  Administrator  that cannot  easily be  allocable to either  interest or principal shall be deemed to be allocable to interest.

                  Interest  Shortfall:  For any  Distribution  Date and the  Mortgage  Loans in Loan  Group 2,  an amount  equal to the aggregate  shortfall,  if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans in Loan Group 2 resulting  from  (a) Principal  Prepayments  received  during the related  Prepayment  Period after giving  effect to the  Compensating
Interest Payment for such  Distribution  Date and (b) interest  payments on certain of the Mortgage Loans in Loan Group 2 being limited pursuant to the provisions of the Relief Act.

                  LaSalle:  LaSalle Bank, National Association.

                  LaSalle Bank Custodial  Agreement:  That certain  Custodial  Agreement  dated as of May 1,  2007 among  LaSalle,  the
Trustee and the Trust Administrator.

                  LIBOR Certificates:  As set forth in the Preliminary Statement.

                  Loan Group:  Any of Loan Group 1 or Loan  Group 2,  as  applicable.  Loan Group 1 will  constitute  one sub-trust and
Loan Group 2 will constitute another sub-trust.

                  Loan Group 1:  All Mortgage Loans identified as Loan Group 1 Mortgage Loans on the Mortgage Loan Schedule.

                  Loan Group 2:  All Mortgage Loans identified as Loan Group 2 Mortgage Loans on the Mortgage Loan Schedule.

                  Marker Rate: With respect to the Class 2-X  Certificates  and the REMIC III  Regular  Interests LT1, LT2, LT3 and LT4
and any Distribution  Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated  REMIC III  Pass-Through
Rates for REMIC III Regular Interest LT2 and REMIC III Regular Interest LT3.

                  Master Servicer:  Wells Fargo.

                  Maturity Date:  The Distribution Date occurring in June 2037.

                  Maximum Interest Rate: With respect to the Group 2  Certificates  and any Distribution  Date, an annual rate equal to the weighted  average of the Maximum  Mortgage Rates of the Mortgage Loans in Loan Group 2 minus the weighted  average Expense Fee Rate of the Mortgage Loans in Loan Group 2.

                  Modification Oversight Agent: SPS, and its successors and permitted assigns.

                  Monthly  Excess  Cashflow:  For any  Distribution  Date, an amount equal to the sum of the Monthly  Excess  Interest,
Overcollateralization  Release Amount,  if any for such date, and any Principal Payment Amount remaining after the application of items
(i) through (v) in the distribution thereof pursuant to Section 4.01(II)(a), (b) or (c), as applicable.

                  Monthly Excess Interest:  For any Distribution  Date, any Interest  Remittance Amount remaining after the application of items (i) through (xi) in the distribution thereof, pursuant to Section 4.01(II)(a).

                  Net Cumulative  Realized Loss Amount:  For any Distribution  Date, an amount equal to the cumulative  Realized Losses incurred  on the  Group 2  Mortgage  Loans  from the  Initial  Cut-off  Date  through  the end of the  calendar  month  preceding  such
Distribution  Date,  less the  amount  of  payments  made to the  Principal  Remittance  Amount  from the Swap  Agreement  pursuant  to
Section 4.07(c)(3) on all prior Distribution Dates.

                  Net Excess Spread:  With respect to any Distribution  Date and Loan Group 2,  a fraction,  expressed as a percentage, the numerator of which is equal to the excess of (x) the  Aggregate Loan Group Balance for Loan Group 2 for the  immediately  preceding
Distribution  Date,  multiplied  by the product of (A) the Net WAC Rate for Loan  Group 2 and (B) the actual  number of days elapsed in the related Accrual Period divided by 360 over (y) the  aggregate  Current  Interest for Loan Group 2 for such  Distribution  Date, and the  denominator  of which is an amount  equal to the  Aggregate  Loan Group  Balance for Loan  Group 2 for the  immediately  preceding
Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

                  Net Funds Cap:  For any  Distribution  Date and the LIBOR  Certificates,  will be a per annum rate equal to (i) (a) a fraction,  expressed as a percentage,  the  numerator of which is the product of (1) the Optimal  Interest  Remittance  Amount for such date and (2) 12,  and the denominator of which is the Aggregate Loan Group Balance for Loan Group 2  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed on the  Distribution  Date  preceding the current  Distribution
Date) for the  immediately  preceding  Distribution  Date (or, in the case of the first  Distribution  Date,  the Aggregate  Loan Group
Balance for Loan Group 2 as of the Cut-off Date,  multiplied by (b) a  fraction,  the numerator of which is 30 and the  denominator  of which is the actual number of days in the related Accrual  Period,  minus (ii) a fraction  expressed as a percentage,  the numerator of which is the sum of (1) the amount of any Net Swap  Payments  owed to the Swap  Counterparty  for the related Swap Payment Date and (2)
the amount of any Swap  Termination  Payment  owed to the Swap  Counterparty  that is not the result of the Swap  Counterparty  Trigger
Event, and the denominator of which is the Aggregate Loan Group Balance for Loan Group 2.

                  Net Interest  Shortfalls:  For any Distribution  Date and any  Pass-Through  Loan Group, the sum of (A) the amount of interest  which would  otherwise have been received for a Mortgage Loan in such Loan Group during the prior calendar month that was the subject of (x) a Relief Act  Reduction or (y) a  Special  Hazard Loss,  Fraud Loss or  Bankruptcy  Loss,  after the  exhaustion  of the respective  amounts of coverage  provided by the Class 1-B  Certificates for those types of losses;  and (B) any related Net Prepayment
Interest Shortfalls.

                  Net Realized Losses: For any Class of Certificates,  other than the Floater Certificates,  and any Distribution Date, the excess of (i) the amount of unreimbursed  Realized Losses  previously  allocated to that Class over  (ii) the sum of (a) the amount of any increases to the Class Principal  Balance of that  Class pursuant  to Section 4.03 due to Recoveries and (b) amounts  previously distributed to such Class in respect of Realized Losses pursuant to Section 4.01.

                  Net  Recovery  Realized  Losses:  For any  Class of  Certificates,  other  than  the  Floater  Certificates,  and any
Distribution  Date, the excess of Net Realized  Losses for such  Distribution  Date over the amount  distributed in respect of Realized
Losses pursuant to Section 4.01 on that Distribution Date.

                  Net Swap Payments:  A net payment (a) by the  Supplemental  Interest  Trust  Trustee,  on behalf of the  Supplemental
Interest Trust, to the Swap Counterparty,  to the extent that the Supplemental Trust Payment exceeds the Swap Counterparty  Payment for such Swap Payment Date, or (b) by the Swap  Counterparty  to the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental
Interest Trust, to the extent that the Swap  Counterparty  Payment payable to the Supplemental  Interest Trust exceeds the Supplemental
Trust Payment for such Swap Payment Date.

                  Net WAC Rate: For any Distribution Date and any Pass-Through  Loan Group, the Weighted Average  Pass-Through Rate for
such Loan Group for such Distribution Date.

                  In addition, for any purpose for which the Net WAC Rate is calculated,  the interest rate on the Mortgage Loans shall be  appropriately  adjusted to account for the difference  between any counting  convention used with respect to the Mortgage Loans and any counting convention used with respect to a REMIC Regular Interest.

                  NIM Note:  Any debt instrument issued by a NIM Trust.

                  NIM Trust:  With  respect  to any  Floater  Loan  Group,  any trust  created to hold the  Economic  Residual  Floater
Certificates  for such  Floater Loan Group and issue debt  instruments  that are secured by  distributions  on such  Economic  Residual
Floater Certificates.

                  Notional Amount Certificates:  As set forth in the Preliminary Statement.

                  Offered Certificates:  As set forth in the Preliminary Statement.

                  Optimal Interest  Remittance Amount:  With respect to any Distribution Date and the Floater Loan Group, the excess of
(i) the  product of (1) (x) the  weighted  average of the Net Mortgage  Rates of the Mortgage Loans in Loan Group 2 as of the first day of the related  Collection  Period  divided by (y) 12 and (2) the  Aggregate  Loan Group  Balance  for the  Floater  Loan Group for the
immediately  preceding  Distribution Date (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed  on the  Distribution  Date  preceding the current  Distribution  Date),  over  (ii) any  expenses that reduce the Interest
Remittance  Amount with  respect to the Floater Loan Group that did not arise as a result of a default or  delinquency  of the Mortgage
Loans in the Floater Loan Group or were not taken into account in computing the Expense Fee Rate.

                  Overcollateralized Group:  As defined in Section 4.06(b).

                  Pass-Through Certificates:  As set forth in the Preliminary Statement.

                  Pass-Through Loan Group:  As set forth in the Preliminary Statement.

                  Pass-Through  Rate:  For any interest  bearing Class of  Certificates,  the per annum rate set forth or calculated in the manner described in the Preliminary Statement.  Interest on the Certificates,  other than the LIBOR Certificates,  will be computed on the basis of a 360 day year comprised of twelve 30 day months.  Interest on the LIBOR  Certificates  and the Class 2-X  Certificates
(to the extent it is entitled to interest  from Loan  Group 2) will be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

                  Physical Certificates:  As set forth in the Preliminary Statement.

                  Prefunded Amount:  Not Applicable.

                  Prefunded Loan Group:  Not Applicable.

                  Prefunding Account:  Not Applicable.

                  Prefunding Period:  Not Applicable.

                  Principal  Payment Amount:  For any Distribution  Date and any Pass-Through  Loan Group, the sum of (i) the principal portion of the Scheduled  Payments on the Mortgage Loans in such Loan Group due on the related Due Date,  (ii) the principal portion of repurchase  proceeds  received with respect to any Mortgage Loan in such Loan Group which was  repurchased  as permitted or required by this Agreement  during the period  beginning on the 15th day of the month preceding such  Distribution  Date and ending on the 14th day of the month of such  Distribution  Date,  with notice and receipt of funds three (3) Business  Days prior to the 14th day of the month of such  Distribution  Date and (iii) any  other  unscheduled  payments of principal  which were received on the Mortgage Loans in such
Loan Group during the related  calendar  month  preceding the month of such  Distribution  Date,  other than  Principal  Prepayments or
Liquidation Principal.

                  For any  Distribution  Date and the Floater Loan Group, an amount equal to the Principal  Remittance  Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

                  Principal  Prepayment  Amount:  For any  Distribution  Date  and any  Pass-Through  Loan  Group,  the sum of  (i) all
Principal  Prepayments  relating to the Mortgage Loans in such Loan Group which were received during the related  Prepayment Period and
(ii) all Recoveries received during the calendar month preceding the month of that Distribution Date.

                  Principal  Remittance  Amount:  For any  Distribution  Date and the Floater Loan Group, an amount equal to the sum of
(1) all principal  collected  (other than  Payaheads) or advanced in respect of Scheduled  Payments on the Mortgage  Loans in such Loan
Group during the related  Collection Period (less  unreimbursed  Advances,  Servicing  Advances and other amounts due to the Servicers, the Trustee,  the Master  Servicer and the Trust  Administrator  with respect to the Mortgage  Loans in such Loan Group,  to the extent allocable  to  principal  or such  amounts  allocable  to interest to the extent  remaining  unpaid  after  allocation  of the Interest
Remittance  Amount) and the principal  portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and intended for  application in the related  Collection  Period,  (2) all Principal  Prepayments  received on the Mortgage Loans in such Loan Group during the related  Prepayment  Period,  (3) the Purchase  Price of each Mortgage Loan in such Loan Group that was  repurchased  by the
Seller or purchased  by the Special  Servicer  pursuant to  Section 3.17(b),  during the related  Collection  Period and the  principal proceeds of any purchase of Mortgage Loans in such Loan Group by the  Terminating  Entity  pursuant to  Section 11.01  in an amount not exceeding the principal  portion of the Par Value with respect to such Mortgage Loans, (4) the portion of any  Substitution  Adjustment
Amount  paid with  respect to any  Deleted  Mortgage  Loans in such Loan Group  during  the  related  Collection  Period  allocable  to principal,  (5) all Net  Liquidation  Proceeds (net of unreimbursed  Advances,  Servicing  Advances and other  expenses,  to the extent allocable  to  principal  or such  amounts  allocable  to interest to the extent  remaining  unpaid  after  allocation  of the Interest
Remittance  Amount) and any other  Recoveries  collected  with  respect to the Mortgage  Loans in such Loan Group during the  preceding calendar month, to the extent allocable to principal,  and  (6) amounts,  if any,  withdrawn from the Supplemental  Interest Account to cover the Net  Cumulative  Realized  Loss  Amount  for such  Distribution  Date.  For the  purposes  of this  definition  of  Principal
Remittance Amount, any amounts due to the Master Servicer,  the applicable  Servicer and the Trust  Administrator that cannot easily be allocable to either interest or principal shall be deemed to be allocable to interest.

                  Private Certificates:  As set forth in the Preliminary Statement.

                  Pro Rata Share:  With respect to any Distribution  Date and any Class of Class 1-B  Certificates,  the portion of the
Subordinate  Principal  Distribution  Amount allocable to such Class,  equal to the product of the Subordinate  Principal  Distribution
Amount on such  Distribution  Date and a fraction,  the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Class 1-B Certificates.

                  Prospectus  Supplement:  The  Prospectus  Supplement,  dated  May 30,  2007,  relating to the offering of the Offered
Certificates  in the form in which it was or will be filed with the Securities and Exchange  Commission  pursuant to  Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

                  Rating  Agency:  Each of Moody's and S&P, or any  successor  to any of them,  so long as such entity is rating any of the Certificates.

                  Realized  Loss:  As defined in the  Standard  Terms;  provided,  that  Realized  Losses  allocated  to the  Class 2-X
Certificates  shall be allocated first to the REMIC IV  Regular Interest 2-X-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC IV  Regular  Interest 2-X-PO  in reduction of the principal balance thereof.

                  Regular Certificates:  All of the Certificates other than the Residual Certificates and the Class P Certificates.

                  REMIC:  A "real estate  mortgage  investment  conduit,"  within the meaning of  Section 860D  of the Code.  Reference herein to REMIC refers to each REMIC created by the Preliminary Statement.

                  REMIC Election:  An election, for federal income tax purposes, to treat certain assets as a REMIC.

                  REMIC I Available  Distribution  Amount: For any Distribution Date, the Available  Distribution  Amount for such Loan
Group 1.

                  REMIC I  Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution Amounts shall be deemed distributed to REMIC IV,  as the holder of the REMIC I Regular Interests,  and to Holders of the Class AR-L  Certificates in respect of
Component I thereof, pursuant to Section 4.01(IV)(a)(i), in the following amounts and priority:

                  (a)      To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                           (i)      first,   to  Class Y-1  and  Class Z-1   Regular   Interests  and  Component I  of  the  Class AR-L
         Certificates,  concurrently,  the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution
         Dates, pro rata according to their respective shares of such unpaid amounts;

                           (ii)     second,  to the  Class Y-1 and  Class Z-1  Regular  Interests  and  Component I  of the  Class AR-L
         Certificates,  concurrently,  the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

                           (iii)    third, to Component I of the Class AR-L  Certificates,  until the Uncertificated  Principal Balance thereof has been reduced to zero; and

                           (iv)     fourth,  to the Class Y-1 and Class Z-1 Regular  Interests,  the Class Y-1  Principal  Distribution
         Amount and the Class Z-1 Principal Distribution Amount, respectively.

                  (b)      To the extent of the REMIC I  Available  Distribution  Amounts for such  Distribution  Date remaining  after payment of the amounts pursuant to paragraph (a), of this definition of "REMIC I Distribution Amount":

                           (i)      first, to each Class of REMIC I Class Y and Class Z  Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously  allocated to each such Class;  provided,  however, that any amounts distributed  pursuant to this paragraph (e)(i) of this definition of "REMIC I  Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

                           (ii)     second, to the Class AR-L Certificates in respect of Component I thereof, any remaining amount.

                  REMIC I  Realized  Losses:  Realized  Losses on the Group 1  Mortgage Loans shall be allocated first to the Class Y-1
REMIC Regular  Interest,  until its  Uncertificated  Principal  Balance has been reduced to zero,  and then to Class Z-1  REMIC Regular
Interests,  until its  Uncertificated  Principal  Balance  has been  reduced to zero.  For any  Distribution  Date,  reductions  in the
Uncertificated  Principal  Balances of the Class Y and Class Z Regular Interests  pursuant to this definition of Realized Loss shall be determined,  and shall be deemed to occur, prior to any reductions of such  Uncertificated  Principal Balances by distributions on such
Distribution Date.

                  REMIC II Available  Distribution Amount: For any Distribution Date, the Available  Distribution Amount for Loan Group
2 increased by the amount of any Net Swap Payments payable to the Supplemental Interest Trust.

                  REMIC II Distribution  Amount:  For any  Distribution  Date,  the  REMIC II  Available  Distribution  Amount shall be distributed to REMIC III in respect of the REMIC II Regular  Interests and Component II of the Class AR-L  Certificates  thereof in the following amounts and priority:

                  (a)      to REMIC II  Regular  Interest A-I and REMIC II Regular  Interest II-1-A  through  II-58-B,  pro rata, in an amount equal to (A)  Uncertificated  Accrued  Interest for such REMIC II  Regular  Interests for such  Distribution  Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)      to the extent of amounts  remaining after the distributions  made pursuant to clause (a) above,  payments of principal shall be allocated as follows:  first, to REMIC II Regular Interest A-I until the  Uncertificated  Principal  Balance of such
REMIC II Regular  Interest is reduced to zero and second,  to REMIC II Regular  Interests  II-1-A  through  II-58-B  starting  with the lowest numerical  denomination  until the  Uncertificated  Principal Balance of each such REMIC II Regular Interest is reduced to zero, provided that, for REMIC II Regular Interests with the same numerical  denomination,  such payments of principal shall be allocated pro rata between such REMIC II Regular Interests; and

                  (c)      any remaining amounts to Component II of the Class AR-L Certificates.

                  REMIC II Realized Losses:  All Realized Losses on Loan Group 2 shall be allocated first, on each  Distribution  Date, to REMIC II Regular  Interest  A-I until such REMIC II Regular  Interest  has been reduced to zero.  Second,  Realized  Losses shall be allocated  to REMIC II Regular  Interest  II-1-A  through  REMIC II  Regular  Interest  II-58-B,  starting  with the  lowest  numerical denomination  until such REMIC II Regular  Interest has been reduced to zero,  provided that,  for REMIC II Regular  Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC II Regular Interests.

                  REMIC III  Available  Distribution  Amount:  For any Distribution  Date, the Available  Distribution  Amount for Loan
Group 2.

                  REMIC III  Distribution  Amount:  For any Distribution  Date, the REMIC III  Available  Distribution  Amount shall be deemed  distributed to REMIC IV,  as the holder of the REMIC III Regular  Interests,  and to Holders of the Class AR-L  Certificates in
respect of Component III thereof, pursuant to Section 4.01(IV)(a)(ii), in the following amounts and priority:

                  (a) first,  to the  REMIC III  Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  in an amount equal to (A) their
Uncertificated  Accrued  Interest for such  Distribution  Date, plus (B) any amounts in respect thereof  remaining unpaid from previous
Distribution Dates; and

                  (b) second:

                           (i)      to the REMIC III  Regular  Interests  LT2, LT3 and LT4,  their  respective  Principal  Distribution
         Amounts;

                           (ii)     to the REMIC III Regular Interest LT1 its Principal Distribution Amount;

                           (iii)    any remainder to the REMIC III  Regular Interest LT1, until the  Uncertificated  Principal  Balance thereof has been reduced to zero;

                           (iv)     any remainder to the REMIC III  Regular  Interests  LT2, LT3 and LT4, pro rata,  according to their respective  Uncertificated  Principal  Balances  as reduced by the  distributions  made  pursuant  to (i) above,  until  their respective Uncertificated Principal Balances have been reduced to zero; and

                           (v)      any remaining  amounts to the Holders of the Class AR-L  Certificates  in respect of  Component III thereof;

                  (c)      To the extent of the REMIC III  Available  Distribution  Amounts for such  Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC III Distribution Amount" as follows:

                           (i)      first,  to the REMIC III  Regular  Interests  LT1, LT2, LT3 and LT4, pro rata, to the extent of any
         Realized  Losses  allocated  to such  Regular  Interests  on such  Distribution  Date or any prior  Distribution  Date and not previously reimbursed pursuant to this paragraph;  provided,  however, that any amounts distributed pursuant to this paragraph
         (c)(i) of  this  definition of "REMIC III  Distribution  Amount" shall not cause a reduction in the  Uncertificated  Principal
         Balance of any of the REMIC III Regular Interests LT1, LT2, LT3 and LT4; and

                           (ii)     second, to the Class AR-L Certificates in respect of Component III thereof, any remaining amount.

         REMIC III Net WAC Rate:  With respect to any  Distribution  Date,  a per annum rate equal to the weighted  average of (x) with respect  to  REMIC II  Regular  Interests  ending  with the  designation  "B," the  weighted  average  of the  Uncertificated  REMIC II
Pass-Through Rates for such REMIC II Regular Interests,  weighted on the basis of the Uncertificated  Principal Balance of such REMIC I
Regular  Interests for each such  Distribution  Date, (y) with respect to REMIC II  Regular Interest A-I, the  Uncertificated  REMIC II
Pass-Through  Rate for such REMIC II Regular  Interest,  and (z) with respect to REMIC II Regular Interests ending with the designation
"A," for each  Distribution  Date listed below,  the weighted average of the rates listed below for each such REMIC II Regular Interest listed  below,  weighted on the basis of the  Uncertificated  Principal  Balance of each such REMIC II  Regular  Interest for each such
Distribution Date:

  Distribution Date     REMIC II Regular Interest                                                        Rate
________________________________________________________________________________________________________________________________________________________
          1             II-1-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          2             II-2-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          3             II-3-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          4             II-4-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          5             II-5-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          6             II-6-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          7             II-7-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          8             II-8-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          9             II-9-A through II-58-A                       The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          10            II-10-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          11            II-11-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          12            II-12-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          13            II-13-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          14            II-14-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          15            II-15-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          16            II-16-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          17            II-17-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          18            II-18-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          19            II-19-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          20            II-20-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          21            II-21-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          22            II-22-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          23            II-23-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          24            II-24-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          25            II-25-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          26            II-26-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          27            II-27-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          28            II-28-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          29            II-29-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          30            II-30-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          31            II-31-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          32            II-32-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          33            II-33-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          34            II-34-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          35            II-35-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          36            II-36-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          37            II-37-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          38            II-38-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          39            II-39-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          40            II-40-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          41            II-41-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          42            II-42-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          43            II-43-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          44            II-44-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          45            II-45-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          46            II-46-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          47            II-47-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          48            II-48-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          49            II-49-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          50            II-50-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          51            II-51-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          52            II-52-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          53            II-53-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          54            II-54-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          55            II-55-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          56            II-56-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          57            II-57-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.
          58            II-58-A through II-58-A                      The excess, if any, of (x) the Uncertificated REMIC II Pass-Through Rate over (y) 2 multiplied by Swap LIBOR.

                  REMIC III  Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the principal balances of the REMIC III  Regular  Interests LT1, LT2, LT3 and LT4,  respectively,  will be reduced on such Distribution Date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the aggregate  principal balance of the REMIC III Regular Interests LT1 after distributions on the prior Distribution
Date.

         Y2 =     the principal balance of the REMIC III Regular Interest LT2 after distributions on the prior Distribution Date.

         Y3 =     the principal balance of the REMIC III Regular Interest LT3 after distributions on the prior Distribution Date.

         Y4 =     the principal  balance of the REMIC III  Regular  Interest LT4 after  distributions  on the prior  Distribution  Date
(note:  Y3 = Y4).

         ΔY1 =    the combined REMIC III Regular Interests LT1 Principal Reduction Amount.

         ΔY2 =    the REMIC III Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =    the REMIC III Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =    the REMIC III Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal balance of the REMIC III Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal balance of the REMIC III Regular Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =     P0 - P1 = the aggregate of the REMIC III Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

               =  the aggregate of the principal portions of Realized Losses to be allocated to, and the principal  distributions to be made on, the Group I Certificates on such Distribution  Date (including  distributions of accrued and unpaid interest on the Class SB-I
Certificates for prior Distribution Dates).

         R0 =     the REMIC III Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the REMIC III Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be  distributed  and Realized
Losses to be allocated on such Distribution Date.

         α =      (Y2 + Y3)/P0.  The initial value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

         γ0 =     the lesser of (A) the sum for all  Classes of Group 2  LIBOR  Certificates  of the  product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such  Class applicable  for distributions to be made on such
Distribution  Date and (ii) the  aggregate  Certificate  Principal  Balance for such  Class after  distributions  and the allocation of
Realized Losses on the prior Distribution Date and (B) R0*P0.

         γ1  =    the lesser of (A) the sum for all Classes of Group 2  Certificates  of the product for each Class of (i) the  monthly interest rate (as limited by the Net Funds Cap, if  applicable)  for such  Class applicable  for  distributions  to be made on the next succeeding  Distribution  Date and  (ii) the  aggregate  Certificate  Principal  Balance  for such  Class after  distributions  and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         ΔY1 =    ΔP - ΔY2 - ΔY3 - ΔY4;

         ΔY2 =    (α/2){( γ0R1 - γ1R0)/R0R1};

         ΔY3 =    αΔP - ΔY2; and

         ΔY4 =    ΔY3.

         if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If ΔY2, as so determined, is negative, then

         ΔY2 = 0;

         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         (2)      If ΔY3, as so determined, is negative, then

         ΔY3 = 0;

         ΔY2 = α{ γ0R1P1 - γ1R0P0 }/{2R1R0P1 -  γ1R0};

         ΔY4 = ΔY3; and

         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to the REMIC III Regular Interest LT1.

                  REMIC III  Realized Losses:  Realized Losses on the Group 2 Mortgage Loans for the related Collection Period shall be allocated to the  REMIC III  Regular  Interests  LT1,  LT2, LT3 and LT4, in reduction of the  principal  balances  thereof and interest accrued thereon,  as follows:  (i) the interest portion of Realized Losses,  if any, shall be allocated pro rata to accrued interest on the  REMIC III  Regular  Interests  LT1,  LT2, LT3 and LT4, to the extent of such accrued  interest,  and (ii) any  remaining  interest portions of Realized  Losses and any principal  portions of Realized  Losses shall be treated as principal  portions of Realized Losses and allocated (i) to the REMIC III Regular Interest LT2,  REMIC III Regular Interest LT3 and REMIC III Regular  Interest LT4,  pro rata according to their respective  Principal  Reduction  Amounts,  provided that such allocation to each of the REMIC III  Regular Interest
LT2, REMIC III Regular Interest LT3 and REMIC III Regular  Interest LT4 shall not exceed their respective  Principal Reduction Amounts, and (ii) any Realized Losses not allocated to any of the REMIC III Regular Interest LT2,  REMIC III Regular  Interest LT3 and REMIC III
Regular  Interest LT4  pursuant to the provisos of clause (i)  above shall be allocated to the REMIC III  Regular  Interest LT1,  until the principal  balance thereof shall have been reduced to zero. Any Realized  Losses on the Group 2  Mortgage Loans remaining after the allocations  made in the  preceding  sentences  shall be allocated  among the  Class LT2,  Class LT3 and  Class LT4  REMIC III  Regular
Interests  pro-rata  according to their  respective  principal  balances as reduced by the allocations in the preceding  sentence until such principal balances shall have been reduced to zero.

                  REMIC III Regular Interest LT1 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
REMIC III  Regular  Interest LT1  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC III Regular Interest LT1 on such Distribution Date.

                  REMIC III Regular Interest LT2 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
REMIC III  Regular  Interest LT2  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC III Regular Interest LT2 on such Distribution Date.

                  REMIC III Regular Interest LT3 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
REMIC III  Regular  Interest LT3  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC III Regular Interest LT3 on such Distribution Date.

                  REMIC III Regular Interest LT4 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
REMIC III  Regular  Interest LT4  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC III Regular Interest LT4 on such Distribution Date.

                  REMIC  Provisions:  The  provisions of the federal  income tax law relating to REMICs,  which appear at Sections 860A through 860G of the Code, and related provisions and regulations  promulgated  thereunder,  as the foregoing may be in effect from time to time.

                  REMIC  Regular  Interest:  Any of the REMIC I  Regular  Interests,  REMIC II  Regular  Interests,  REMIC III  Regular
Interests and REMIC IV Regular Interests.

                  Residual Certificates:  As set forth in the Preliminary Statement.

                  Seller:  DLJMC.

                  Senior Certificates:  As set forth in the Preliminary Statement.

                  Senior Liquidation Amount:  The Group 1 Senior Liquidation Amount.

                  Senior Percentage:  The Group 1 Senior Percentage.

                  Senior Prepayment  Percentage:  The Senior Prepayment Percentage for any Distribution Date occurring during the seven years beginning on the first  Distribution  Date for each  Pass-Through  Loan Group will equal 100%. The Senior  Prepayment  Percentage for any Distribution  Date occurring on or after the seventh  anniversary of the first  Distribution Date for each such Loan Group will be as  follows:  for any  Distribution  Date in the first year  thereafter,  the  related  Senior  Percentage  plus 70% of the  related
Subordinate  Percentage  for such  Distribution  Date;  for any  Distribution  Date in the second year  thereafter,  the related Senior
Percentage plus 60% of the related  Subordinate  Percentage for such  Distribution  Date; for any  Distribution  Date in the third year thereafter,  the  related  Senior  Percentage  plus 40% of the related  Subordinate  Percentage  for such  Distribution  Date;  for any
Distribution  Date in the fourth year  thereafter,  the related Senior  Percentage plus 20% of the related  Subordinate  Percentage for such  Distribution  Date;  and for any  Distribution  Date after the fourth year  thereafter,  the related  Senior  Percentage for such
Distribution Date.

                  Notwithstanding  the foregoing,  on any Distribution  Date and with respect to each  Pass-Through  Loan Group, if the
Senior  Percentage  exceeds  the  initial  related  Senior  Percentage,  the  Senior  Prepayment  Percentage  for each  Group  for that
Distribution Date will equal 100%, (ii) if on or before the Distribution Date in May 2010,  the Subordinate  Percentage is greater than or equal to twice the  Subordinate  Percentage as of the Closing Date, in which case the Senior  Prepayment  Percentage  for each Group will equal the related Senior Percentage,  plus 50% of the related Subordinate  Percentage for that Distribution Date, and if after the
Distribution  Date in May 2010,  the  Subordinate  Percentage  is greater than or equal to twice the  Subordinate  Percentage as of the
Closing Date,  then the Senior  Prepayment  Percentage  for each such Group for such  Distribution  Date will equal the related  Senior
Percentage).

                  Notwithstanding the foregoing,  the Senior Prepayment Percentage for any Pass-Through Loan Group shall equal 100% for any Distribution Date as to which (i) the  outstanding  principal  balance of the Mortgage Loans in the related Loan Group,  delinquent
60 days or more (including all REO Properties and Mortgage Loans in foreclosure)  (averaged over the preceding six month period),  as a percentage of the related  aggregate Class Principal  Balance of the Class 1-B Certificates as of such Distribution Date is equal to or greater than 50% or  (ii) cumulative  Realized Losses for the Mortgage Loans in the related Loan Group exceed  (a) with  respect to any
Distribution Date prior to the third anniversary of the first  Distribution  Date, 20% of the related aggregate Class Principal Balance of the Class 1-B  Certificates  as of the  Closing  Date (the  "Original  Subordinate  Principal  Balance"),  (b) with  respect  to any
Distribution  Date on or after the third  anniversary but prior to the eighth  anniversary of the first  Distribution  Date, 30% of the related Original  Subordinate  Principal  Balance,  (c) with respect to any  Distribution  Date on or after the eighth  anniversary but prior to the ninth anniversary of the first Distribution  Date, 35% of the related Original  Subordinate  Principal  Balance,  (d) with respect to any Distribution Date on or after the ninth anniversary but prior to the tenth anniversary of the first  Distribution  Date,
40% of the  related  Original  Subordinate  Principal  Balance,  (e) with  respect  to any  Distribution  Date on or  after  the  tenth anniversary but prior to the eleventh  anniversary of the first  Distribution Date, 45% of the related Original  Subordinate  Principal
Balance and (f) with respect to any Distribution Date on or after the eleventh  anniversary of the first  Distribution Date, 50% of the
Original Subordinate Principal Balance.

                  If the Senior  Prepayment  Percentage for one Loan Group equals 100% due to the limitations set forth above, then the
Senior Prepayment Percentage for the other Loan Groups will equal 100%.

                  If on any  Distribution  Date the  allocation to a Class of Senior  Certificates  then entitled to  distributions  of
Principal  Prepayments and other amounts in the percentage  required above would reduce the outstanding Class Principal Balance of that
Class below zero, the distribution to that Class of Senior  Certificates of the Senior Prepayment  Percentage of those amounts for such
Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

                  Senior Principal Distribution Amount:  The Group 1 Senior Principal Distribution Amount.

                  Series Supplement:  This Series Supplement, dated as of May 1, 2007, as amended from time to time.

                  Servicers:  SPS, Wells Fargo and the Special  Servicer,  to the extent it has taken over the servicing of one or more
Mortgage Loans pursuant to  Section 3.17(a),  and, in each case, any successor in interest thereto or any successor  servicer appointed as provided herein.

                  Special Servicer: SPS, and its successors and permitted assigns.

                  Standard Terms: That certain Standard Terms of Pooling and Servicing  Agreement,  dated as of May 1,  2007,  attached hereto as Exhibit A.

                  Startup Day:  The Closing Date.

                  Stepdown  Date:  The date  occurring  on the later of  (x) the  Distribution  Date in  June 2010  and  (y) the  first
Distribution Date on which the Group 2 Senior  Enhancement  Percentage  (calculated for this purpose after giving effect to payments or other  recoveries in respect of the Mortgage  Loans in Loan Group 2  during the related  Collection  Period but before giving effect to payments on the Group 2 Certificates on such Distribution Date) is greater than or equal to 15.60%.

                  Subordinate Certificates:  As set forth in the Preliminary Statement.

                  Subordinate  Liquidation  Amount:  For any Distribution  Date and the Pass-Through Loan Group, the excess, if any, of the aggregate  Liquidation  Principal of all Mortgage Loans in Loan Group 1 which became Liquidated  Mortgage Loans during the calendar month preceding the Distribution Date over the Group 1 Senior Liquidation Amount for such Distribution Date.

                  Subordinate  Percentage:  With respect to any Distribution  Date and the Pass-Through  Loan Group, the excess of 100%
over the related Senior Percentage for that Distribution Date.

                  Subordinate  Prepayment  Percentage:  With respect to any  Distribution  Date and the Pass-Through  Loan Group,  100%
minus the related Senior Prepayment  Percentage for such Distribution Date;  provided,  however,  that if the aggregate Class Principal
Balance of the Senior  Certificates  related to Loan Group 1 has been reduced to zero, then the Subordinate  Prepayment  Percentage for such Loan Group will equal 100%.

                  Subordinate  Principal  Distribution  Amount: With respect to any Distribution Date, the sum of the following amounts for each  Pass-Through Loan Group:  (i) the related  Subordinate  Percentage of the related Principal Payment Amount,  (ii) the related
Subordinate Prepayment Percentage of the related Principal Prepayment Amount, and (iii) the related Subordinate Liquidation Amount.

                  Subordination  Level: With respect to any Distribution Date and any Class of Class 1-B  Certificates,  the percentage obtained by dividing the sum of the Class Principal  Balances of all Classes of Class 1-B  Certificates  which are subordinate in right of payment to such Class by the aggregate Class Principal  Balance of the Group 1  Certificates  immediately prior to such Distribution
Date.

                  Subsequent Cut-off Date:  Not Applicable.

                  Subsequent Mortgage Loan:  Not Applicable.

                  Subsequent Transfer Agreement:  Not Applicable.

                  Subsequent Transfer Date:  Not Applicable.

                  Substitution Adjustment Amount:  As defined in Section 2.03.

                  SunTrust:  SunTrust Mortgage, Inc. and its successors and assigns.

                  SunTrust  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
SunTrust is the applicable Designated Servicer.

                  SunTrust  Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing  Agreement,  dated as of May 1,
2007, among DLJMC, SunTrust, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  SunTrust  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred to in the  SunTrust  Reconstituted
Servicing Agreement.

                  Supplemental  Interest Account: As defined in Section 4.08  hereof. The Supplemental  Interest Account will not be an asset of any REMIC.

                  Supplemental  Interest Trust: The trust created pursuant to Section 4.08  herein and designated as the  "Supplemental
Interest Trust,"  consisting of the Swap Agreement,  the Supplemental  Interest Account and the right to receive Net Swap Payments from the Swap Counterparty.

                  Supplemental  Interest Trust Trustee:  The Trust  Administrator,  acting not in its individual or corporate  capacity but solely as trustee of the Supplemental Interest Trust.

                  Supplemental Trust Payment: An amount equal to the product of (a) 5.196%,  (b) a fraction,  the numerator of which is
30 (except  with  respect to the first Swap  Payment  Date,  in which case the  numerator  will be the number of days in the first Swap
Calculation Period) and the denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap  Agreement:  The swap  agreement  relating  to the Group 2  Certificates  consisting  of ISDA  Master  Agreement
(Multicurrency  Cross-Border),  a schedule,  credit support annex and the related  confirmation  thereto,  each dated as of the Closing
Date, between the Supplemental  Interest Trust Trustee and the Swap Counterparty,  as such agreement may be amended and supplemented in accordance with its terms.

                  Swap Calculation  Period:  Each period from and including the Distribution  Date in the preceding  calendar month to, but excluding,  the related  Distribution Date, except that the initial Swap Calculation Period will commence on, and include,  May 30,
2007 and the final Swap Calculation  Period will end on, but exclude,  the Swap Termination  Date,  provided that such Swap Calculation
Period shall be adjusted pursuant to the "Following Business Day Convention" (as defined in the Swap Agreement).

                  Swap Certificate:  Each of the Group 2 Certificates.

                  Swap Counterparty:  Credit Suisse International and its successors.

                  Swap  Counterparty  Payment:  An amount equal to the greater of (I) zero and (II) the product of (a) One-Month  LIBOR for the related  Distribution  Date,  (b) a  fraction,  the numerator of which is the actual number of days elapsed in the related Swap
Calculation Period and the denominator of which is 360 and (c) the Swap Notional Amount.

                  Swap  Counterparty  Trigger Event:  (i) an Event of Default (as defined in the Swap  Agreement) with respect to which the Swap  Counterparty  is a Defaulting  Party (as defined in the Swap  Agreement),  (ii) a  Termination  Event (as defined in the Swap
Agreement)  under the Swap  Agreement  with respect to which the Swap  Counterparty  is the sole Affected Party (as defined in the Swap
Agreement) or (iii) an  Additional  Termination Event (as defined in the Swap Agreement) under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

                  Swap Event of Default:  An "Event of Default" as such term is defined in the Swap Agreement.

                  Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

                  Swap Notional Amount:  The "Notional Amount" referred to in the Swap Agreement.

                  Swap Payment Date:  The "Business Day" (as defined in the Swap Agreement) before each Distribution Date.

                  Swap Suspension  Event:  With respect to any Distribution  Date,  either (a) the  occurrence of a default by the Swap
Counterparty  under the Swap Agreement in the timely payment of any Net Swap Payment owed by the Swap  Counterparty to the Supplemental
Interest Trust on the related Swap Payment Date or (b) the Swap Agreement has been  terminated and no replacement  Swap Agreement is in force and effect.

                  Swap Termination Date:  Immediately  following the earliest to occur of (a) the Maturity Date,  (b) the date on which the Terminating  Entity has purchased all of the Group 2 Mortgage Loans from the Trust,  unless  terminated  earlier in accordance with the terms of the Swap Agreement and (c) the  Distribution  Date on which the Class Principal  Balance of the Group 2  Certificates  has
been reduced to zero.

                  Swap Termination Payment:  Upon the designation of an Early Termination Date (as defined in the Swap Agreement),  the payment  to be  made by the  Trust  to the  Supplemental  Interest  Account  for  payment  to the  Swap  Counterparty,  or by the  Swap
Counterparty  to the  Supplemental  Interest  Account  for  payment  to the Trust,  as  applicable,  pursuant  to the terms of the Swap
Agreement.

                  Targeted  Overcollateralization  Amount: For any Distribution Date prior to the Stepdown Date, 0.90% of the Aggregate
Loan Group Balance for Loan Group 2 as of the Cut-off  Date;  with respect to any  Distribution  Date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect,  the greater of (a) 1.80% of the Aggregate  Loan Group Balance for Loan Group 2
for such  Distribution  Date, or (b) 0.50% of the Aggregate Loan Group Balance for Loan Group 2 as of the Cut-off Date; with respect to any  Distribution  Date on or after the  Stepdown  Date with  respect to which a Trigger  Event has  occurred  and is  continuing,  the
Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

                  Trigger  Event:  A Trigger  Event  will  occur  for any  Distribution  Date if either  (i) the  Rolling  Three  Month
Delinquency  Rate as of the last day of the  related  Collection  Period  equals or exceeds  40.00% of the Group 2  Senior  Enhancement
Percentage for such  Distribution Date or (ii) the  cumulative  Realized Losses as a percentage of the Aggregate Loan Group Balance for
Loan Group 2 on the Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

              ________________________________________________________________________________________________________________________________
              Range of Distribution Dates                                                        Cumulative Loss Percentage
              ________________________________________________________________________________________________________________________________
              June 2009 - May 2010                                                                         0.25%*
              ________________________________________________________________________________________________________________________________
              June 2010 - May 2011                                                                         0.65%*
              ________________________________________________________________________________________________________________________________
              June 2011 - May 2012                                                                         1.10%*
              ________________________________________________________________________________________________________________________________
              June 2012 - May 2013                                                                         1.60%*
              ________________________________________________________________________________________________________________________________
              June 2013 and thereafter                                                                     1.90%*
              ________________________________________________________________________________________________________________________________

              *   The  cumulative  loss  percentages  set forth above are  applicable  to the first  Distribution  Date in the corresponding range of Distribution  Dates. The cumulative loss percentage for each succeeding  Distribution
                  Date  in a range  increases  incrementally  by  1/12  of the  positive  difference  between  the  percentage applicable  to the  first  Distribution  Date in that  range  and the  percentage  applicable  to the  first
                  Distribution Date in the succeeding range.

                  Trust:  The trust created pursuant to Section 2.01 this Agreement.

                  Trust  Administrator:  Wells Fargo Bank, N.A., a national banking association,  not in its individual  capacity,  but solely in its  capacity as trust  administrator  for the benefit of the  Certificateholders  under this  Agreement,  and any  successor thereto, as provided herein.

                  Trust Administrator Fee Rate:  As to each Mortgage Loan, a per annum rate equal to 0.00%.

                  Trustee: U.S. Bank National Association,  a national banking association,  not in its individual capacity, but solely in its capacity as trustee for the benefit of the  Certificateholders  under this  Agreement,  and any successor  thereto,  as provided herein.

                  Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any Distribution Date, one
month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal
Balance or  Uncertificated  Notional  Amount,  as applicable,  immediately  prior to such  Distribution  Date.  Uncertificated  Accrued
Interest for the  Uncertificated  Regular  Interests  shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.
For purposes of calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I  Regular  Interests for any  Distribution
Date, any Prepayment Interest  Shortfalls (to the extent not covered by Compensating  Interest Payments) relating to the Mortgage Loans in any Pass-Through  Loan Group for any Distribution Date shall be allocated among the REMIC I Regular  Interests,  pro rata, based on, and to the  extent of,  Uncertificated  Accrued  Interest,  as  calculated  without  application  of this  sentence.  For  purposes  of calculating  the amount of  Uncertificated  Accrued  Interest  for the  REMIC II  Regular  Interests  for any  Distribution  Date,  any
Prepayment  Interest  Shortfalls  (to the extent not covered by  Compensating  Interest  Payments)  relating  to Mortgage  Loans in the
Floater Loan Group for any Distribution  Date shall be allocated among the REMIC II Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application of this sentence.  For purposes of calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC III  Regular  Interests for any Distribution  Date, any Prepayment  Interest
Shortfalls (to the extent not covered by Compensating  Interest  Payments) relating to Mortgage Loans in the Floater Loan Group for any
Distribution Date shall be allocated among the REMIC III Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated
Accrued  Interest,  as calculated  without  application  of this  sentence.  Uncertificated  Accrued  Interest on the REMIC IV  Regular
Interest 2-X-PO shall be zero.  Uncertificated  Accrued  Interest on the REMIC IV Regular  Interest 2-X-IO for each  Distribution  Date shall equal Accrued Certificate Interest for the Economic Residual Floater Certificates.

                  Uncertificated  Pass-Through  Rate: For any REMIC I Regular Interest,  REMIC II Regular Interest or REMIC III Regular
Interest,  the per annum rate set forth or calculated in the manner described in the Preliminary  Statement under "REMIC I," "REMIC II"
or "REMIC III," respectively.

                  Uncertificated  Principal  Balance:  The  principal  amount of any REMIC I,  REMIC II or REMIC III  Regular  Interest
outstanding as of any date of determination.  As of the Closing Date, the  Uncertificated  Principal Balance of each REMIC I,  REMIC II and REMIC III  Regular  Interest shall equal the amount set forth in the  Preliminary  Statement  hereto as its Initial  Uncertificated
Principal Balance under "REMIC I," "REMIC II" and "REMIC III,"  respectively.  On each Distribution Date, the Uncertificated  Principal
Balance of each REMIC I Regular Interest,  REMIC II Regular Interest and REMIC III  Regular Interest shall be reduced,  (x) in the case of REMIC I Regular  Interests,  by the sum of (i) the  principal  portion of Realized Losses allocated to the REMIC I Regular Interests in accordance  with the definition of REMIC I  Realized Losses and (ii) the  amounts deemed  distributed on each  Distribution  Date in respect of  principal  on the REMIC I  Regular  Interests  pursuant  to  Section 4.01(IV)(a)(i),  (y) in the case of  REMIC II  Regular
Interests,  by the sum of (i) the  principal  portion of Realized Losses allocated to the REMIC II Regular Interests in accordance with the definition of REMIC II  Realized Losses and (ii) the amounts deemed  distributed on each  Distribution Date in respect of principal on the REMIC II Regular Interests pursuant to  Section 4.01(IV)(a)(ii),  and (z) in the case of REMIC III Regular Interests, by the sum of (i) the  principal  portion of Realized  Losses  allocated to the REMIC III  Regular  Interests in accordance with the definition of
REMIC III  Realized Losses and (ii) the amounts deemed  distributed on each  Distribution Date in respect of principal on the REMIC III
Regular Interests pursuant to Section 4.01(IV)(a)(iii).

                  Uncertificated  Regular  Interest:  Any of the REMIC I Regular  Interests,  REMIC II Regular  Interests and REMIC III
Regular Interests.

                  Voting Rights:  The portion of the voting rights of all the  Certificates  that is allocated to any  Certificate  for purposes of the voting  provisions of this Agreement.  At all times during the term of this  Agreement,  99% of all Voting Rights shall be allocated among the Class A Certificates (other than the Residual  Certificates),  Class M Certificates and Class 1-B  Certificates.
The portion of such 99% Voting Rights allocated to each of the Class A  Certificates  (other than the Residual  Certificates),  Class M
Certificates  and  Class 1-B  Certificates  shall be based on the fraction,  expressed as a  percentage,  the numerator of which is the
Class Principal  Balance of each such Class then  outstanding and the denominator of which is the aggregate Class Principal  Balance of all such Classes then outstanding.  At all times during the term of this Agreement,  the Class 2-X  Certificates  shall be allocated 1%
of the Voting  Rights.  Voting Rights shall be allocated  among the  Certificates  within each Class in proportion to their  respective outstanding Class Principal Balances or Class Notional Amounts, as applicable.  The Residual Certificates shall have no Voting Rights.

                  Wachovia:  Wachovia Mortgage Corporation and its successors and assigns.

                  Wachovia  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
Wachovia is the applicable Designated Servicer.

                  Wachovia  Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing  Agreement,  dated as of May 1,
2007, among DLJMC, Wachovia, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  Wachovia  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred to in the  Wachovia  Reconstituted
Servicing Agreement.

                  WaMu Bank:  Washington Mutual Bank and its successors and assigns.

                  WaMu Bank Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan Schedule,  for which
WaMu Bank is the applicable Designated Servicer.

                  WaMu Bank Reconstituted  Servicing Agreement:  That certain  Reconstituted  Servicing  Agreement,  dated as of May 1,
2007, among DLJMC, WaMu Bank, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

                  WaMu Bank  Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the WaMu Bank  Reconstituted
Servicing Agreement.

                                                              ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                    REPRESENTATIONS AND WARRANTIES

                  SECTION 2.01.     Conveyance of Trust Fund.

                  (a)      The Depositor  does hereby  establish  the  Adjustable  Rate Mortgage  Trust 2007-2 (the "Trust") and sells, transfers,  assigns,  delivers,  sets over and  otherwise  conveys to the Trustee in trust for the  benefit of the  Certificateholders, without  recourse,  the Depositor's  right,  title and interest in and to (a) the  Mortgage Loans listed in the Mortgage Loan Schedule, including  all  interest and  principal  received or  receivable  by the  Depositor on or with respect to the Mortgage  Loans after the
Cut-off Date and any Assigned  Prepayment  Premiums with respect thereto,  but not including payments of principal and interest due and payable on the  Mortgage  Loans on or before the Cut-off  Date,  together  with the  Mortgage  Files  relating to the  Mortgage  Loans,
(b) REO Property,  (c) the  Collection  Account,  the Certificate  Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement,  (d) any  insurance  policies with respect to the Mortgage Loans,  (e) the  Depositor's  rights under the
Assignment and Assumption  Agreement,  (f) the  Supplemental  Interest  Account and (g) all  proceeds of the  conversion,  voluntary or involuntary, of any of the foregoing into cash or other liquid property.

                  (b)      As set forth in the Standard Terms.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  (e)      Not applicable.

                  (f)      Not applicable.

                  (g)      Not applicable.

                  (h)      As set forth in the Standard Terms.

                  (i)      As set forth in the Standard Terms.

                  SECTION 2.02.     Acceptance by the Trustee.

                  (a)      As set forth in the Standard Terms.

                  (b)      Not Applicable.

                  (c)      As set forth in the Standard Terms.

                  (d)      As set forth in the Standard Terms.

                  SECTION 2.03.     Representations and Warranties of the Seller, Master Servicer and Servicers.

                  As set forth in Section 2.03 of the Standard Terms.

                  SECTION 2.04.     Representations and Warranties of the Depositor as to the Mortgage Loans.

                  As set forth in Section 2.04 of the Standard Terms.

                  SECTION 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions.

                  As set forth in Section 2.05 of the Standard Terms.

                  SECTION 2.06.     Issuance of Certificates.

                  As set forth in Section 2.06 of the Standard Terms.

                  SECTION 2.07.     REMIC Provisions.

                  (a)      The Depositor hereby elects and authorizes the Trust  Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary  Statement (each, a "REMIC") under the Code and, if necessary,  under applicable state law and apply such  Preliminary  Statement in determining  the rights of the Interests in REMICs thereby  created.  Each such election will be made on Form 1066 or other  appropriate  federal tax or information  return  (including Form 8811) or any  appropriate  state return
(x) for the taxable year ending on the last day of the calendar year in which the  Certificates are issued and (y) for the taxable year ending on the last day of the  calendar  year in which  Certificates  are  first  sold to a third  party.  The  Closing  Date is hereby designated as the "startup day" of each REMIC created  hereunder  within the meaning of  Section 860G(a)(9)  of the Code.  The "regular interests"  (within the meaning of  Section 860G  of the Code) in each REMIC shall consist of the regular  interests with the terms set forth for each REMIC in the  Preliminary  Statement  and the  Class AR and  Class AR-L  Certificates  shall  represent  the  beneficial ownership of the  "residual  interest" in each REMIC created  hereunder.  Neither the  Depositor  nor the Trust  Administrator  nor the
Trustee shall permit the creation of any  "interests"  (within the meaning of  Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

                  (b)      The Trust  Administrator  shall act as the "tax matters person" (within the meaning of the REMIC Provisions)
for each REMIC created  hereunder,  in the manner  provided  under Treasury  regulations  section 1.860F  4(d) and  temporary  Treasury regulations  section  301.6231(a)(7)1T.  In the event that for any reason, the Trust Administrator is not recognized as the tax matters person then the Trust  Administrator  shall act as agent for the Class AR and the Class AR-L  Certificateholder  as tax matters person.
By its  acceptance of a Residual  Certificate,  each Holder thereof shall have agreed to such  appointment  and shall have consented to the  appointment  of the Trust  Administrator  as its agent to act on behalf of each REMIC created  hereunder  pursuant to the specific duties outlined herein.

                  (c)      A Holder of the Residual Certificates, by the purchase of such Certificates,  shall be deemed to have agreed to timely pay, upon demand by the Trust  Administrator,  the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under Sections  23151(a) and  23153(a) of the California  Revenue and Taxation Code.  Notwithstanding  the
foregoing,  the Trust Administrator  shall be authorized to retain the amount of such tax from amounts otherwise  distributable to such
Holder in the event such  Holder does not  promptly  pay such  amount  upon  demand by the Trust  Administrator.  In the event that any other federal,  state or local tax is imposed,  including without limitation taxes imposed on a "prohibited  transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts  otherwise  available for distribution to the applicable
Holder of a Residual  Certificate and then against amounts otherwise available for distribution to the Holders of Regular  Certificates in accordance  with the provisions set forth in  Section 4.01.  The Trust  Administrator  or the Trustee shall promptly  deposit in the
Certificate  Account  any  amount of  "prohibited  transaction"  tax that  results  from a breach of the Trust  Administrator's  or the
Trustee's  duties,  respectively,  under this  Agreement.  The Master  Servicer or the related  Servicer shall promptly  deposit in the
Certificate  Account any amount of "prohibited  transaction" tax that results from a breach of the Master Servicer's or such Servicer's duties, respectively, under this Agreement.

                  (d)      The Trust  Administrator  shall act as attorney in fact and as the tax matters  person of each REMIC created hereunder and in such capacity the Trust Administrator shall:  (i) prepare,  sign and file, or cause to be prepared,  signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC  created  hereunder  when and as required by the
REMIC Provisions and other applicable  federal income tax laws as the direct  representative  of each such REMIC in compliance with the
Code and shall  provide  copies of such  returns as  required  by the Code;  (ii) make  an  election,  on behalf of each REMIC  created hereunder,  to be treated as a REMIC on the federal tax return of such REMIC for its first taxable  year, in accordance  with the REMIC
Provisions;  and (iii) prepare and forward, or cause to be prepared and forwarded,  to the  Certificateholders  and to any governmental taxing  authority all  information  reports as and when required to be provided to them in accordance  with the REMIC  Provisions.  The expenses of preparing and filing such returns shall be borne by the Trust  Administrator.  The Depositor,  the Master  Servicer and the
related  Servicer shall provide on a prompt and timely basis to the Trust  Administrator  or its designee such information with respect to each REMIC created  hereunder as is in their  possession and reasonably  required or requested by the Trust  Administrator to enable it to perform its obligations under this subsection.

                  In its capacity as attorney in fact and as the tax matters  person,  the Trust  Administrator  shall also: (A) act on behalf of each REMIC created  hereunder in relation to any tax matter or controversy  involving the Trust Fund, (B) represent the Trust
Fund in any  administrative  or judicial  proceeding  relating to an examination  or audit by any  governmental  taxing  authority with respect  thereto  and (C) cause to be paid  solely  from the  sources  provided  herein the  amount of any taxes  imposed on each REMIC created  hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust  Administrator or any other appropriate  Person from contesting any such tax in appropriate  proceedings and shall not prevent the Trust  Administrator  from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

                  (e)      The Trust  Administrator  shall provide (i) to any transferor of a Residual  Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Residual  Certificate  to any Person who is not a permitted transferee (upon receipt of reasonable  compensation),  (ii) to the  Certificateholders  such information or reports as are required by the Code or the REMIC Provisions  including  reports  relating to interest,  original issue discount and market discount or premium and
(iii) to  the  Internal  Revenue  Service  the  name,  title,  address  and  telephone  number  of the  person  who  will  serve as the representative of each REMIC created hereunder.

                  (f)      The  Trustee,  to the  extent  directed  by the Trust  Administrator,  the  Depositor  and the Holder of the
Residual  Certificates  shall take any action or cause the Trust Fund to take any action  necessary to create or maintain the status of each REMIC  created  hereunder  as a REMIC under the REMIC  Provisions  and shall  assist each other as necessary to create or maintain such  status.  Neither  the  Trustee,  to the  extent  directed  or (in the  case  of a  failure  to act)  not  directed  by the  Trust
Administrator,  nor the Holder of the Residual  Certificates shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action  that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be, could  (i) endanger  the status of each REMIC created  hereunder as a REMIC or  (ii) result in the imposition of a tax upon a REMIC
(including,  but not limited to, the tax on prohibited  transactions  as defined in Code  Section 860F(a)(2)  and the tax on prohibited contributions  set forth in  Section 860G(d) of  the Code) (either such event,  an "Adverse  REMIC  Event")  unless the Trustee and the
Trust  Administrator  have received an Opinion of Counsel  (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

                  The  Trustee  and the  Trust  Administrator  shall not take or fail to take any  action  (whether  or not  authorized hereunder)  as to which the Master  Servicer,  a Servicer or the Depositor has advised it in writing that it has received an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with  respect to such action.  In  addition,  prior to taking any action with respect to a REMIC or their assets,  or causing any REMIC created hereunder to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee and the Trust  Administrator  will consult with the Master Servicer,  the Servicers and the  Depositor or their  designees,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust  Administrator  shall not take any such action or cause that REMIC to take any such action as to which the Master  Servicer,  any  Servicer  or the  Depositor  has advised it in writing  that an Adverse
REMIC Event could occur.

                  In  addition,  prior to taking any action with  respect to any REMIC  created  hereunder  or the assets  therein,  or causing any REMIC  created  hereunder to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the
Holder of the Residual  Certificates  will consult with the Trust  Administrator or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to any REMIC  created  hereunder,  and no such Person shall take any action or cause the Trust  Fund to take any such  action as to which the Trust  Administrator  has  advised  it in writing  that an
Adverse REMIC Event could occur.  The Trustee and the Trust  Administrator  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

                  At all times as may be required by the Code, the Trust  Administrator  will, to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially  all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted  investments" as defined in Section 860G(a)(5) of the
Code.

                  (g)      In the event  that any tax is  imposed on  "prohibited  transactions"  of any REMIC  created  hereunder,  as defined in  Section 860F(a)(2)  of the Code, on "net income from foreclosure  property" of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any applicable  provisions of state or local tax laws,  such tax shall be charged  (i) to the related  Servicer, if such  Servicer has in its sole  discretion  determined  to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such  Servicer's  duties under  (x) Section 2.07(j)  of this  Agreement to not enter into any  arrangement  by which a REMIC would  receive a fee or other  compensation  for services or to permit such REMIC to receive any income from assets other than  "qualified  mortgages" or "permitted  investments,"  (y) Section 3.01  of this Agreement to not make or permit any  modification, waiver or amendment of any Mortgage Loan which would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the imposition of any tax under  Section 860F(a) or  Section 860G(d) of the Code or (z) Section 3.11(c) of  this Agreement to not cause any
REO Property  to fail to qualify as  "foreclosure  property"  within the  meaning of  Section 860G(a)(8)  of the Code or to subject any
REMIC  created  hereunder to the  imposition  of any federal,  state or local  income  taxes on the income  earned from such  Mortgaged
Property  under  Section 860G(c) of  the Code of otherwise,  (ii) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this  Agreement or if the Master  Servicer has in its sole  discretion determined to indemnify the Trust Fund against such tax,  (iii) to the Trust  Administrator,  if such tax arises out of or results from a breach by the Trust  Administrator  of any of its obligations  under this Article II, (iv) to the Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its  obligations  under this Article II or  (v) otherwise  against amounts on deposit in the Collection  Account as provided by Section 3.08 and on the Distribution  Date(s)  following such  reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest  Distribution  Amount on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                  In  accordance  with  Section 2.07(c),  the  related  Servicer,  the  Master  Servicer,  the  Trustee  or  the  Trust
Administrator,  as applicable,  shall promptly deposit in the Certificate Account or Collection  Account, as applicable,  any amount of such tax.

                  For purposes of this Section 2.07(g),  a tax is imposed following the final and unappealable  determination under the
Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

                  The failure of the Master  Servicer  or the  related  Servicer  to  promptly  deposit in the  Certificate  Account or
Collection Account, as applicable, any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).

                  (h)      The Trust Administrator  shall, for federal income tax purposes,  maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

                  (i)      Following the Startup Day, none of any  Servicer,  the Trustee  (which will act only at the direction of the
Trust  Administrator  or as  otherwise  specifically  provided  in  this  Agreement)  or  the  Trust  Administrator  shall  accept  any contributions  of assets to any REMIC created  hereunder  unless  (subject to  Section 2.05)  such  Servicer,  the Trustee or the Trust
Administrator  shall have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution) to the effect that  the  inclusion  of such  assets  in a REMIC  will  not  cause  that  REMIC to fail to  qualify  as a REMIC  at any time  that any
Certificates  are outstanding,  or subject that REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal, state and local law or ordinances.

                  (j)      None of any Servicer,  the Trustee  (which will act only at the direction of the Trust  Administrator  or as otherwise  specifically  provided  in this  Agreement)  or the Trust  Administrator  shall  (subject  to  Section 2.05)  enter into any arrangement  by which a REMIC will  receive a fee or other  compensation  for services nor permit such REMIC to receive any income from assets  other than  "qualified  mortgages"  as defined  in  Section 860G(a)(3)  of the Code or  "permitted  investments"  as defined in
Section 860G(a)(5) of the Code.

                  (k)      Within 30 days after the Closing Date, the Trust  Administrator  shall apply to the Internal Revenue Service for an employer  identification  number for each REMIC created  hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal  Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and
Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

                  (l)      None of the  Trustee  (which  will act only at the  direction  of the Trust  Administrator  or as  otherwise specifically  provided in this  Agreement),  the Trust  Administrator,  the Master  Servicer or any Servicer shall sell,  dispose of or substitute  for any of the Mortgage Loans (except in connection  with (i) the  default,  imminent  default or foreclosure of a Mortgage
Loan,  including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy  of any REMIC  created  hereunder,  (iii) the  termination  of any REMIC  created  hereunder  pursuant  to Article X of this
Agreement or (iv) a  purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection  Account or the Certificate  Account for gain nor accept any  contributions to a REMIC  after the  Closing  Date  (a) unless  it has  received  an Opinion of Counsel  that such sale,  disposition,  substitution  or acquisition  will not affect  adversely the status of any REMIC created  hereunder as a REMIC or (b) unless the Master Servicer or such
Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

                  (m)      In order to enable the Trust  Administrator  to perform its duties as set forth herein,  the Depositor shall provide, or cause to be provided to the Trust  Administrator,  within ten days after the Closing Date, all information or data that the
Trust  Administrator  determines to be relevant for tax purposes to the valuations and offering prices of the Certificates,  including, without  limitation,  the price, yield,  prepayment  assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust  Administrator  shall be entitled to rely upon any and all such  information  and data in the  performance  of its duties set forth herein.  Thereafter,  the Master Servicer shall provide,  promptly upon request therefor, any such additional information or data that the  Trustee or the Trust  Administrator  may from time to time  reasonably  request in order to enable the  Trustee and the Trust
Administrator  to perform their duties as set forth herein and the Trustee and the Trust  Administrator  shall be entitled to rely upon any and all  such  information  and  data in the  performance  of its  duties  set  forth  herein.  DLJMC  shall  indemnify  the  Trust
Administrator  and hold it harmless  for any loss,  liability,  damage,  claim or expense of the Trust  Administrator  arising from any failure of the Depositor to provide,  or to cause to be provided,  accurate  information or data to the Trust Administrator on a timely basis.  The Master  Servicer  shall  indemnify the Trustee and the Trust  Administrator  and hold it harmless for any loss,  liability, damage,  claim or expense of the Trustee and the Trust Administrator  arising from any failure of the Master Servicer to provide, or to cause to be  provided,  accurate  information  or data  required  to be  provided  by the Master  Servicer to the Trustee and the Trust
Administrator  on a timely  basis;  provided,  however,  that if any  Servicer  shall fail to provide  such  information  to the Master
Servicer upon timely  request for such  information by the Master  Servicer,  that Servicer shall  indemnify the Master  Servicer,  the
Trustee and the Trust  Administrator  and hold it harmless for any loss,  liability,  damage,  claim or expense of the Master Servicer, the  Trustee and the Trust  Administrator  arising  from any failure of that  Servicer  to  provide,  or to cause to be  provided,  the information  referred to above on a timely basis.  The  indemnification  provisions  hereunder  shall survive the  termination  of this
Agreement and shall extend to any co-trustee and co-trust administrator appointed pursuant to this Agreement.

                  (n)      The Trust  Administrator  shall account for the rights of the Holders of the Group 2 Senior Certificates and
Class M  Certificates to receive  payments in respect of Basis Risk  Shortfalls as rights in an interest rate swap contract  written by the Class 2-X  Certificateholders  in favor of the Holders of the Group 2 Senior  Certificates  and Class M  Certificates and not as an
obligation of REMIC IV,  whose obligation to pay such  Certificates  will be subject to a cap equal to the applicable Net Funds Cap and shall  account for such rights as property  held  separate  and apart from the  regular  interests  as required by Treasury  regulation section  1.860G-2(i).  Any amounts  paid in respect of Basis Risk  Shortfalls  by REMIC IV  shall be treated as a  distribution  to the
Class 2-X Certificates.  In addition, the Class 2-X  Certificateholders  shall be deemed to have entered into a contractual arrangement with the  Class AR  and  Class AR-L  Certificateholders  whereby the Class AR  and  Class AR-L  Certificateholders  agree to pay to the
Class 2-X  Certificateholders  on each  Distribution  Date  amounts  that  would,  in the  absence of such  contractual  agreement,  be distributable  with respect to the residual interest in REMIC IV pursuant to  Section 4.01(II)(d)(xiii)  (which amounts are expected to be zero).  Thus each  Group 2  Senior  Certificate  and Class M  Certificate  shall be treated as  representing  ownership  of not only
REMIC IV  regular  interests,  but also ownership of an interest in an interest rate swap contract.  Each Class 2-X  Certificate  shall represent  an  obligation  under an interest  rate swap  contract.  For  purposes of  determining  the issue price of REMIC IV  regular interests, the Trust Administrator shall assume that the interest rate swap contract has a value of $5,000.

                  SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

                  As set forth in Section 2.08 of the Standard Terms.

                                                              ARTICLE III

                                                     ADMINISTRATION AND SERVICING
                                                           OF MORTGAGE LOANS

                  As set forth in ARTICLE III of the Standard Terms.

                                                              ARTICLE IV

                                             PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01.     Priorities of Distribution.

                  (I)      (A)      On each Distribution Date, with respect to the Group 1 Certificates,  the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

                           (a)      with respect to the  Class 1-A  Certificates  and the  Residual  Certificates,  from the  Available
         Distribution Amount relating to Loan Group 1:

                                    (i)     first,  concurrently,  to the  Class 1-A  Certificates  and the Residual  Certificates,  an
                  amount  allocable to interest  equal to the related  Interest  Distribution  Amount for such  Distribution  Date, any shortfall  being  allocated pro rata between such Classes based on the Interest  Distribution  Amount that would have been distributed in the absence of such shortfall; and

                                    (ii)    second,  on each  Distribution  Date,  from  the  Available  Distribution  Amount  for Loan
                  Group 1 remaining after giving effect to the distributions  pursuant to  Section 4.01(I)(A)(a)(i) above,  the Group 1
                  Senior Principal Distribution Amount, as principal, sequentially, as follows:

                                            (A)      first, to the Class AR  Certificates and Class AR-L  Certificates,  pro rata based on their  respective  Class Principal  Balances  immediately  prior to such  Distribution  Date, until their respective Class Principal Balances have been reduced to zero; and

                                            (B)      second,  the Group 1 Senior Principal  Distribution  Amount for that  Distribution
                           Date remaining after making the payments  specified in clause (A) above, to the  Class 1-A-1,  Class 1-A-2-1 and  Class 1-A-2-2  Certificates,  pro rata based on their respective Class Principal  Balances  immediately prior to such Distribution Date, until their respective Class Principal Balances have been reduced to zero;

                           (b)      with  respect to the  Class 1-B  and the Residual  Certificates,  from the  Available  Distribution
         Amount  relating to Loan  Group 1  remaining  after the  distributions  pursuant to  Sections 4.01(I)(A)(a) above,  subject to
         Sections 4.01(I)(C) below, to the following Classes in the following order of priority:

                                    (i)     to the  Class 1-B-1  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (ii)    to the  Class 1-B-1  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class 1-B-1  Certificates has been reduced to zero;

                                    (iii)   to the  Class 1-B-2  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (iv)    to the  Class 1-B-2  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class 1-B-2  Certificates has been reduced to zero;

                                    (v)     to the  Class 1-B-3  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (vi)    to the  Class 1-B-3  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class 1-B-3  Certificates has been reduced to zero;

                                    (vii)   to the  Class 1-B-4  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (viii)  to the  Class 1-B-4  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class 1-B-4  Certificates has been reduced to zero;

                                    (ix)    to the  Class 1-B-5  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (x)     to the  Class 1-B-5  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class 1-B-5  Certificates has been reduced to zero;

                                    (xi)    to the  Class 1-B-6  Certificates,  an amount  allocable to interest  equal to the Interest
                  Distribution Amount for such Class for such Distribution Date;

                                    (xii)   to the  Class 1-B-6  Certificates,  an amount  allocable to principal equal to its Pro Rata
                  Share for such Distribution  Date, until the Class Principal Balance of Class 1-B-6  Certificates has been reduced to zero;

                                    (xiii)  to the  Class 1-B-1,  Class 1-B-2,  Class 1-B-3,  Class 1-B-4,  Class 1-B-5 and Class 1-B-6
                  Certificates,  in that order, up to an amount of Net Realized Losses for such Class, if any; provided,  however, that any distribution  pursuant to this  Section 4.01(I)(A)(e)(xiii)  shall not result in a further reduction of the Class
                  Principal Balance of any of the Class 1-B Certificates; and

                                    (xiv)   to the  Class AR-L  Certificates,  any  remaining  Available  Distribution  Amount for Loan
                  Group 1,  (to the extent such amount is held by REMIC I),  or to the Class AR  Certificates,  any remaining Available
                  Distribution Amount for  Loan Group 1 (to the extent such amount is held by REMIC IV).

                  (B)      On each Distribution  Date, the amount referred to in clause (i) of the definition of Interest  Distribution
Amount for such  Distribution  Date for each Class of Group 1 Certificates  shall be reduced by the Trust  Administrator by the related
Class's pro rata share (based on the amount of the Interest  Distribution Amount for each such Class before  reduction pursuant to this
Section 4.01(I)(B))  of  (i) Net  Prepayment  Interest  Shortfalls  for the  Group 1  Mortgage  Loans  for such  Distribution  Date and
(ii) (A) after  the Special Hazard Coverage  Termination Date, with respect to each Group 1 Mortgage Loan, as applicable,  that was the subject of Special Hazard Loss during the prior  calendar  month,  the excess of one month's  interest at the related Net Mortgage Rate on the Stated  Principal  Balance of such  Mortgage  Loan as of the Due Date in such  month  over the  amount of  Liquidation  Proceeds applied as interest on such  Mortgage  Loan with  respect to such month,  (B) after the  Bankruptcy  Coverage  Termination  Date,  with respect to each Group 1  Mortgage Loan, as applicable,  that became subject to a Bankruptcy Loss during the prior calendar  month,  the interest portion of the related Debt Service Reduction or Deficient  Valuation,  (C) each Relief Act Reduction for any Group 1 Mortgage
Loan, as applicable,  incurred during the prior calendar month and (D) after the Fraud Loss Coverage  Termination Date, with respect to each  Group 1  Mortgage  Loan,  as  applicable,  that  became a Fraud Loan  during the prior  calendar  month the excess of one month's interest at the related Net Mortgage Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.

                  (C)      With respect to each Class of Class 1-B Certificates,  if on any Distribution Date the related Subordination
Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal  Prepayments  will be made to any
Class or Classes of Class 1-B  Certificates junior to such Class (the  "Restricted Classes") and the amount otherwise  distributable to the  Restricted  Classes  in respect  of such  Principal  Prepayments  will be  allocated  among the  remaining  Classes  of  Class 1-B
Certificates, pro rata, based upon their respective Class Principal Balances.

                  (D)      The Trust  Administrator  shall  distribute the Mortgage Loan Purchase Price of any Optional  Termination of
Loan Group 1 in excess of the Par Value to the holder of the Class AR-L Certificate.

                  (II)     With respect to the Group 2 Certificates:

                           (a)      On each Distribution Date, the Trust  Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

                                    (i)     To the Swap  Account for payment to the Swap  Counterparty,  an amount  equal to the sum of
                  (1) any Net  Swap  Payment  owed to the  Swap  Counterparty  for the  related  Swap  Payment  Date  and (2) any  Swap
                  Termination  Payment owed to the Swap Counterparty not due to a Swap  Counterparty  Trigger Event (which amount shall include any such Swap Termination Payments remaining unpaid from a prior Swap Payment Date).

                                    (ii)    to the Group 2 Senior  Certificates,  pro rata based on amounts due,  Current  Interest and any Carryforward Interest for such Class and such Distribution Date;

                                    (iii)   to the Class 2-M-1  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (iv)    to the Class 2-M-2  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (v)     to the Class 2-M-3  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (vi)    to the Class 2-M-4  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (vii)   to the Class 2-M-5  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (viii)  to the Class 2-M-6  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date;

                                    (ix)    to the Class 2-M-7  Certificates,  Current Interest and any Carryforward  Interest for such
                  Class and such Distribution Date; and

                                    (x)     for application as part of Monthly Excess Cashflow for such  Distribution  Date as provided
                  in    Section 4.01(II)(d),    any   Interest   Remittance   Amount   remaining   after   application    pursuant   to
                  Section 4.01(II)(a)(i) through (ix) above.

                           (b)      On each  Distribution  Date  (A) prior to the Stepdown  Date or (B) with respect to which a Trigger
         Event is in effect,  the Trust  Administrator  shall distribute the Principal Payment Amount for Loan Group 2 for such date in the following order of priority:

                                    (i)     to the Swap  Account for  payment to the Swap  Counterparty,  any unpaid  Swap  Termination
                  Payment owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event;

                                    (ii)    to the Group 2 Senior  Certificates,  pro rata based on their  respective  Class  Principal
                  Balances  immediately  prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero; provided,  however, that the aggregate amount that would otherwise be allocable to the Class 2-A-2-1
                  Certificates and  Class 2-A-2-2  Certificates on any Distribution Date will instead be distributed  sequentially,  to the Class 2-A-2-1 Certificates and Class 2-A-2-2 Certificates,  in that order, in each case until its Class Principal
                  Balance has been reduced to zero;

                                    (iii)   to the  Class 2-M-1  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (iv)    to the  Class 2-M-2  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (v)     to the  Class 2-M-3  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (vi)    to the  Class 2-M-4  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (vii)   to the  Class 2-M-5  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (viii)  to the  Class 2-M-6  Certificates,  until its Class  Principal  Balance has been reduced to zero;

                                    (ix)    to the  Class 2-M-7  Certificates,  until its Class  Principal  Balance has been reduced to zero; and

                                    (x)     for  application  as part of  Monthly  Excess  Cashflow  for  such  Distribution  Date,  as
                  provided  in   Section 4.01(II)(d),   any  Principal   Payment  Amount  remaining  after   application   pursuant  to
                  Section 4.01(II)(b)(i) through (ix) above.

                           (c)      On each  Distribution  Date  (A) on or after the  Stepdown  Date and  (B) with  respect  to which a
         Trigger Event is not in effect,  the Trust  Administrator  shall distribute the Principal  Payment Amount for Loan Group 2 for
         such date in the following order of priority:

                                    (i)     to the Swap  Account for  payment to the Swap  Counterparty,  any unpaid  Swap  Termination
                  Payment owed to the Swap Counterparty not due to a Swap Counterparty Trigger Event;

                                    (ii)    to the Group 2 Senior  Certificates,  pro rata based on their  respective  Class  Principal
                  Balances  immediately prior to such Distribution Date, the sum of (1) the Group 2 Senior Principal Payment Amount and
                  (2) the  component of the Principal  Remittance  Amount  representing  payments,  if any, under the Swap Agreement to cover Realized  Losses on the Group 2  Mortgage Loans,  until their  respective  Class  Principal  Balances have been reduced to zero; provided,  however, that the aggregate amount that would otherwise be allocable to the Class 2-A-2-1
                  Certificates and  Class 2-A-2-2  Certificates on any Distribution Date will instead be distributed  sequentially,  to the Class 2-A-2-1 Certificates and Class 2-A-2-2 Certificates,  in that order, in each case until its Class Principal
                  Balance has been reduced to zero;

                                    (iii)   to the  Class 2-M-1  Certificates,  the  Class 2-M-1  Principal  Payment  Amount  for  such
                  Distribution Date, until its Class Principal Balance has been reduced to zero;

                                    (iv)    to the  Class 2-M-2  Certificates,  the  Class 2-M-2  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (v)     to the  Class 2-M-3  Certificates,  the  Class 2-M-3  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (vi)    to the  Class 2-M-4  Certificates,  the  Class 2-M-4  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (vii)   to the  Class 2-M-5  Certificates,  the  Class 2-M-5  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (viii)  to the  Class 2-M-6  Certificates,  the  Class 2-M-6  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

                                    (ix)    to the  Class 2-M-7  Certificates,  the  Class 2-M-7  Principal  Payment  Amount  for  such
                  Distribution Date, until the Class Principal Balance of such Class has been reduced to zero; and

                                    (x)     for  application  as part of  Monthly  Excess  Cashflow  for  such  Distribution  Date,  as
                  provided  in   Section 4.01(II)(d),   any  Principal   Payment  Amount  remaining  after   application   pursuant  to
                  Section 4.01(II)(c)(i) through (ix) above.

                           (d)      On each  Distribution  Date, the Trust  Administrator  shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

                                    (i) (A) until  the  aggregate  Class  Principal  Balance  of  the  LIBOR  Certificates  equals  the
                      Aggregate   Loan  Group   Balance   for  Loan   Group 2   for  such   Distribution   Date   minus  the   Targeted
                      Overcollateralization  Amount for such  Distribution  Date, on each  Distribution  Date (x) prior to the Stepdown
                      Date or (y) with  respect to which a Trigger  Event is in effect,  to the extent of Monthly  Excess  Interest for such Distribution Date, to the Group 2 Certificates, in the following order of priority:

                                            (1)      to the  Group 2  Senior  Certificates,  pro rata based on their  respective  Class
                               Principal  Balances  immediately prior to such Distribution Date, until their respective Class Principal
                               Balances have been reduced to zero;  provided,  however,  that the aggregate amount that would otherwise be allocable to the Class 2-A-2-1  Certificates and Class 2-A-2-2  Certificates on any Distribution Date
                               will  instead  be  distributed  sequentially,   to  the  Class 2-A-2-1  Certificates  and  Class 2-A-2-2
                               Certificates, in that order, in each case until its Class Principal Balance has been reduced to zero;

                                            (2)      to the  Class 2-M-1  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (3)      to the  Class 2-M-2  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (4)      to the  Class 2-M-3  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (5)      to the  Class 2-M-4  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (6)      to the  Class 2-M-5  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (7)      to the  Class 2-M-6  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (8)      to the  Class 2-M-7  Certificates,  until its  Class  Principal  Balance  has been reduced to zero;

                                            (B)      on each  Distribution  Date (x) on or after the Stepdown Date and (y) with respect to which a Trigger Event is not in effect, to fund any principal  distributions  required to be made on such
                           Distribution Date set forth above in  Section 4.01(II)(c) above,  after giving effect to the distribution of the Principal Payment Amount for Loan Group 2 for such Distribution  Date, in accordance with the priorities set forth therein;

                                    (ii)    to the Class 2-A-1 Certificates, any Deferred Amount for such Class;

                                    (iii)   to the Class 2-A-2-1 and Class 2-A-2-2  Certificates,  pro rata, based on amounts owed, and
                  Deferred Amounts for such Classes;

                                    (iv)    to the Class 2-A-3 Certificates, any Deferred Amount for such Class;

                                    (v)     to the Class 2-M-1 Certificates, any Deferred Amount for such Class;

                                    (vi)    to the Class 2-M-2 Certificates, any Deferred Amount for such Class;

                                    (vii)   to the Class 2-M-3 Certificates, any Deferred Amount for such Class;

                                    (viii)  to the Class 2-M-4 Certificates, any Deferred Amount for such Class;

                                    (ix)    to the Class 2-M-5 Certificates, any Deferred Amount for such Class;

                                    (x)     to the Class 2-M-6 Certificates, any Deferred Amount for such Class;

                                    (xi)    to the Class 2-M-7 Certificates, any Deferred Amount for such Class;

                                    (xii)   to the  Group 2  Senior  Certificates,  pro rata  based on  amounts  due,  any  Basis  Risk
                  Shortfall due and owing for each such Class;

                                    (xiii)  to the Class 2-M-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xiv)   to the Class 2-M-2 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xv)    to the Class 2-M-3 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xvi)   to the Class 2-M-4 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xvii)  to the Class 2-M-5 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xviii) to the Class 2-M-6 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xix)   to the Class 2-M-7 Certificates, any Basis Risk Shortfall due and owing for such Class;

                                    (xx)    to the Swap  Account for payment to the Swap  Counterparty,  any Swap  Termination  Payment
                  owed to the Swap Counterparty that is due to a Swap Counterparty Trigger Event;

                                    (xxi)   to the Class 2-X  Certificates,  the Class 2-X  Distributable  Amount for such Distribution
                  Date; and

                                    (xxii)  to the Class AR  Certificates,  any remaining amount;  provided,  however,  that any amount that  would be  distributable  pursuant  to this  priority  (xxii)  shall not be paid with  respect  to the  Class AR
                  Certificates but shall be paid instead with respect to the Class 2-X  Certificates pursuant to a contract that exists under this Agreement between the Class AR Certificateholders and the Class 2-X Certificateholders.

                           (e)      The  Trust  Administrator  shall  distribute  the  Mortgage  Loan  Purchase  Price of any  Optional
         Termination of Loan Group 2 in excess of the Par Value to the holder of the Class AR-L Certificate.

                  (III)    (a)      Prior to the  distributions  described in Sections  4.01(I) and (II),  the following  distributions shall be deemed to have been made:

                                    (i)     from REMIC I to REMIC IV,  as the holder of the REMIC I Regular  Interests,  and to Holders of the Class AR-L  Certificates in respect of Component I  thereof,  from the REMIC I Available  Distribution Amount, the REMIC I  Distribution Amount in the amounts,  from the sources and with the character set forth in the definition thereof in respect of the REMIC I  Regular  Interests and  Component I  of the Class AR-L  Certificates  as set forth therein; and

                                    (ii)    from  REMIC II  to  REMIC IV,  as the  holder of the  REMIC II  Regular  Interests,  and to
                  Holders of the Class AR-L  Certificates in respect of Component II thereof, from the REMIC II Available  Distribution
                  Amount,  the REMIC II  Distribution  Amount in the amounts,  from the sources and with the character set forth in the definition  thereof in respect of the REMIC II Regular  Interests and Component II of the Class AR-L  Certificates as
                  set forth therein.

                                    (iii)   from  REMIC III  to  REMIC IV,  as the holder of the  REMIC II  Regular  Interests,  and to
                  Holders  of  the  Class AR-L  Certificates  in  respect  of  Component III  thereof,  from  the  REMIC III  Available
                  Distribution  Amount, the REMIC III  Distribution Amount in the amounts,  from the sources and with the character set forth in the definition  thereof in respect of the REMIC III  Regular  Interests and  Component III of the Class AR-L
                  Certificates as set forth therein.

                           (b)      Notwithstanding   the   distributions   on  the  REMIC   Regular   Interests   described   in  this
         Section 4.01(III),  distribution of funds from the Certificate  Account shall be made only in accordance with Sections 4.01(I)
         and (II).

                  (IV)     On  each  Distribution  Date,  the  Trust  Administrator  shall  distribute  to the  Holder  of the  Class P
Certificates,  the aggregate of all Assigned  Prepayment Premiums for Mortgage Loans collected or paid by each applicable Servicer with respect to the related Prepayment Period.

                  SECTION 4.02.     Allocation of Losses.

                  (a)      Realized  Losses on the Mortgage  Loans in each of Loan Group 1  incurred  during a calendar  month shall be allocated by the Trust Administrator to the Classes of Certificates on the Distribution Date in the next calendar month as follows:

                           (i)      any  Realized  Loss,  other  than an  Excess  Loss,  shall be  allocated  first,  to the  Class 1-B
         Certificates,  in decreasing order of their alphanumerical  Class designations  (beginning with the Class 1-B-6 Certificates), until the  respective  Class  Principal  Balance of each such Class has been  reduced to zero,  and  second,  to the Class 1-A
         Certificates,  pro rata, on the basis of their  respective  Class  Principal  Balances,  until the respective  Class Principal
         Balance of each such Class has been reduced to zero; provided,  however,  that Realized Losses on the Group 1 Loans that would otherwise be allocated to the Class 1-A-2-1  and Class 1-A-2-2  Certificates in the aggregate will instead be allocated first, to the  Class 1-A-2-2  Certificates,  until  its  Class  Principal  Balance  has been  reduced  to zero,  and  second,  to the
         Class 1-A-2-1 Certificates, until its Class Principal Balance has been reduced to zero; and

                           (ii)     Excess  Losses in respect of principal for Mortgage  Loans in Loan Group 1 will be allocated  among all Class 1-A and Class 1-B Certificates, pro rata based on their respective Class Principal Balances.

                  (b)      On  each  Distribution  Date,  if the  aggregate  Class  Principal  Balance  of all  Group 1  and  Class 1-B
Certificates  exceeds the Aggregate  Loan Group Balance for Loan Group 1 (after  giving  effect to  distributions  of principal and the allocation of all losses to such  Certificates  on such  Distribution  Date),  such excess will be deemed a principal  loss and will be allocated by the Trust Administrator to the most junior Class of Class 1-B Certificates then outstanding.

                  (c)      Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal  Balance of a
Class of  Certificates  pursuant to  Section 4.02(b) shall  be  allocated by the Trust  Administrator  among the  Certificates  of such
Class in proportion to their respective Certificate Balances.

                  (d)      Any  allocation  by the Trust  Administrator  of Realized  Losses to a  Certificate  or any reduction in the
Certificate  Balance of a Certificate  pursuant to  Section 4.02(b) shall  be accomplished by reducing the Certificate Balance thereof, immediately  following the  distributions  made on the related  Distribution  Date in accordance  with the  definition of  "Certificate
Balance."

                  (e)      On each  Distribution  Date,  the Trust  Administrator  shall  determine  the total Applied Loss Amount with respect to the  Group 2  Certificates,  if any,  for such  Distribution  Date.  The Applied  Loss  Amount  with  respect to the Group 2
Certificates for any Distribution  Date shall be applied by reducing the Class Principal  Balance of each Class of LIBOR  Certificates, beginning with the Class of Class M  Certificates,  then outstanding with the lowest relative payment priority,  in each case until the respective  Class Principal  Balance thereof has been reduced to zero, or if no Class M  Certificates are then  outstanding,  the Class
2-A-3  Certificates,  until its Class  Principal  Balance has been reduced to zero,  or if the Class 2-A-3  Certificates  are no longer outstanding,  the Class 2-A-2-1 and Class 2-A-2-2  Certificates,  pro rata based on their respective Class Principal Balances,  in each case until their respective Class Principal  Balances have been reduced to zero, or if the Class 2-A-2-1 or Class 2-A-2-2  Certificates are no longer  outstanding,  the Class 2-A-1  Certificates,  until its Class  Principal  Balance has been reduced to zero.  Any Applied
Loss Amount allocated to a Class of LIBOR  Certificates  shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

                  (f)      All  Realized  Losses on the Group 1  Mortgage  Loans shall be allocated  on each  Distribution  Date to the
REMIC I Regular Interests as provided in the definition of REMIC I Realized Losses.

                  (g)      All  Realized  Losses on the Group 2  Mortgage  Loans shall be allocated  on each  Distribution  Date to the
REMIC II  Regular  Interests and REMIC III Regular  Interests as provided in the definitions of REMIC II  Realized Losses and REMIC III
Realized Losses, respectively.

                  (h)      Realized  Losses on the Group 2  Mortgage Loans that are not Applied Loss Amounts shall be deemed  allocated to the Class 2-X  Certificates.  Realized  Losses  allocated to the Class 2-X  Certificates  shall,  be allocated  between the REMIC IV
Regular Interests 2-X-IO and 2-X-PO as provided in the definition of Realized Losses.

                  (i)      Realized Losses shall be allocated among the REMIC I,  REMIC II, REMIC III and REMIC IV Regular Interests as
specified in the definition of Realized Losses and, as to REMIC I Regular  Interests,  REMIC II Regular Interests and REMIC III Regular
Interests, in the definitions of REMIC I Realized Losses, REMIC II Realized Losses and REMIC III Realized Losses, respectively.

                  SECTION 4.03.     Recoveries.

                  (a)      With respect to any Class of  Certificates  to which a Realized Loss or Applied Loss Amount,  as applicable, has been  allocated  (including  any such  Class for  which the related Class  Principal  Balance has been reduced to zero),  the Class
Principal Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

                           (i)      with respect to Recoveries on Group 1 Mortgage Loans,

                                    (A)     first,  the Class  Principal  Balance of each Class of Senior  Certificates  related to the
                  Loan Group from which the  Recovery  was  collected,  will be  increased  pro rata,  up to the amount of Net Recovery
                  Realized Losses for each such Class, and

                                    (B)     second,  the Class  Principal  Balance  of each  Class of  Class 1-B  Certificates  will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class; or

                           (ii)     with respect to Recoveries on Group 2  Mortgage  Loans,  the Class  Principal  Balance of the LIBOR
         Certificates  will be increased in order of seniority,  up to the Deferred  Amount such Class is entitled to receive  pursuant to Section 4.01(II)(d) on  such Distribution Date prior to giving effect to payments pursuant to  Section 4.01(II)(d) on  such
         Distribution Date.

                  (b)      Any increase to the Class  Principal  Balance of a Class of  Certificates  shall  increase  the  Certificate
Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

                  SECTION 4.04.     Monthly Statements to Certificateholders.

                  As set forth in Section 4.04 of the Standard Terms.

                  SECTION 4.05.     Servicer to Cooperate.

                  As set forth in Section 4.05 of the Standard Terms.

                  SECTION 4.06.     [Reserved].

                  SECTION 4.07.     [Reserved].

                  SECTION 4.08.     Supplemental Interest Trust.

                  (a)      A separate trust is hereby  established (the  "Supplemental  Interest Trust"),  the corpus of which shall be held by the  Supplemental  Interest  Trust  Trustee,  in trust,  for the  benefit of the holders of the  Group 2  Certificates.  On the
Closing Date, the  Supplemental  Interest Trust Trustee shall establish and maintain in its name, a separate account for the benefit of the  holders of the Group 2  Certificates  (the  "Supplemental  Interest  Account").  The  Supplemental  Interest  Account  shall be an
Eligible  Account,  and funds on deposit  therein shall be held separate and apart from,  and shall not be commingled  with,  any other moneys, including, without limitation, other moneys of the Trust Administrator held pursuant to this Agreement.

                  (b)      The Trust  Administrator  shall  deposit  into the  Supplemental  Interest  Account the amounts set forth in
Section 4.01(II)(a),  (b), (c) and (d). The Supplemental  Interest Trust Trustee shall deposit into the  Supplemental  Interest Account any Net Swap  Payments  received from the Swap  Counterparty.  On any Swap Payment Date on which a Net Swap Payment is owed to the Swap
Counterparty,  the Supplemental  Interest Trust Trustee shall withdraw from the  Supplemental  Interest Account an amount equal to such
Net Swap  Payment and pay such amount to the Swap  Counterparty.  On each Swap  Payment Date on which a Net Swap Payment is owed to the
Trust Fund, the Supplemental  Interest Trust Trustee shall withdraw from the Supplemental  Interest Account an amount equal to such Net
Swap  Payment  and pay such  amount  to the Trust  Fund for  distribution  on the  related  Distribution  Date in  accordance  with the provisions of subparagraph (f) of this Section 4.08.

                  (c)      Funds in the  Supplemental  Interest Account shall be invested in Eligible  Investments,  which shall mature not later than the Business Day prior to the Swap Payment Date.  The Depositor  shall direct the  Supplemental  Interest  Trust Trustee in writing as to the investment of amounts in the Supplemental  Interest Account.  In the absence of such written direction,  all funds in the  Supplemental  Interest  Account may be invested by the  Supplemental  Interest Trust Trustee in the Wells Fargo Advantage Prime
Money Market Fund or any successor  fund.  The  Supplemental  Interest  Trust Trustee shall have no liability for losses on investments in Eligible  Investments made pursuant to this  Section 4.08(c)  (other than as obligor on any such investments).  Any earnings on such amounts shall be distributed on each Distribution Date pursuant to paragraph (f) of this Section 4.08.

                  (d)      Upon  termination  of the  Trust  Fund and  after  payment  of any  moneys  to the  holders  of the  Group 2
Certificates as provided in  paragraph (f)  of this  Section 4.08,  any amounts  remaining in the  Supplemental  Interest Account after payment of amounts owing to the Swap Counterparty shall be distributed to the holder of the Class 2-X Certificates.

                  (e)      The Trust  Administrator  is  hereby  directed,  as  Supplemental  Interest  Trust  Trustee,  and not in its
individual  capacity,  on or prior to the Closing  Date, on behalf of the  Supplemental  Interest  Trust,  to enter into and assume the obligations  under the Swap Agreement with the Swap  Counterparty  for the benefit of the Holders of the Group 2  Certificates,  in the form  presented  to it by the  Depositor.  Neither  the  Trust  Administrator  nor  the  Supplemental  Interest  Trust  Trustee  shall, individually or personally,  have any liability to perform any covenant  either express or implied  contained in the Swap Agreement and under no circumstance  shall the Trust  Administrator or the Supplemental  Interest Trust Trustee be personally  liable for the payment of any amounts payable by the Supplemental  Interest Trust under the Swap Agreement or any expenses of the Supplemental  Interest Trust or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by the Supplemental
Interest Trust under the Swap Agreement.  None of the Master Servicer,  Trustee,  Trust  Administrator  or Supplemental  Interest Trust
Trustee  shall have a duty to review or  otherwise  determine  the  adequacy of the Swap  Agreement  (or any  amendment  or  supplement thereto).

                  (f)      On each  Distribution  Date,  the Trust  Administrator  shall  distribute  any amounts it receives  from the
Supplemental  Interest Account in respect of the related Net Swap Payment owed by the Swap  Counterparty to the Group 2 Certificates in
the following order of priority:

                           (1)      to the Group 2 Senior  Certificates,  pro rata based on the amount of any unpaid  Current  Interest and Carryforward Interest, to the extent not paid from the Group 2 Interest Remittance Amount;

                           (2)      sequentially, to the Class 2-M-1,  Class 2-M-2,  Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6
         and Class 2-M-7  Certificates,  in that order, any unpaid Current Interest and Carryforward  Interest,  to the extent not paid from the Group 2 Interest Remittance Amount;

                           (3)      to the Principal  Remittance Amount, the Net Cumulative  Realized Loss Amount for such Distribution
         Date;

                           (4)      first, to the Class 2-A-1  Certificates  any Deferred Amount for such Class,  second,  to the Class
         2-A-2-1 and Class 2-A-2-2  Certificates,  pro rata, any Deferred  Amount for such Classes,  weighted based on the amounts due;
         third,  to the Class  2-A-3  Certificates,  any  Deferred  Amount for such Class  fourth,  sequentially,  to the  Class 2-M-1,
         Class 2-M-2,  Class 2-M-3,  Class 2-M-4,  Class 2-M-5,  Class 2-M-6 and Class 2-M-7 Certificates,  in that order, any Deferred
         Amount for such Classes,  in each case such amounts will be applied prior to giving effect to amounts  available to be paid in respect of Deferred Amounts from Monthly Excess Cashflow;

                           (5)      to the Group 2 Senior Certificates,  the amount of any unpaid Basis Risk Shortfalls for such Class, pro rata,  weighted  based on the amounts  due, in each case such amounts  will be applied  prior to giving  effect to amounts available to be paid in respect of Basis Risk Shortfalls from Monthly Excess Cashflow;

                           (6)      sequentially, to the Class 2-M-1,  Class 2-M-2,  Class 2-M-3, Class 2-M-4, Class 2-M-5, Class 2-M-6
         and  Class 2-M-7  Certificates,  in that order,  the amount of any unpaid Basis Risk  Shortfalls for such class,  in each case such amounts will be applied prior to giving effect to amounts  available to be paid in respect of Basis Risk  Shortfalls from
         Monthly Excess Cashflow; and

                           (7)      to the Class 2-X Certificates.

                  (g)      The Supplemental  Interest Trust Trustee shall deliver to the Swap  Counterparty the notice  contemplated by
Paragraph 7(i)  of the Credit  Support Annex  attached to the Swap  Agreement (as modified by Paragraph 13 of the Credit Support Annex)
if the Swap  Counterparty  fails to make, when due, any Transfer of Eligible  Collateral,  Posted Collateral or the Interest Amount (as
such terms are defined in the Swap Agreement)  required to be made by the Swap  Counterparty.  The Supplemental  Interest Trust Trustee
shall deliver such notice no later than 1:00 p.m.  eastern time on the Business Day immediately  following any such failure by the Swap
Counterparty.

                  SECTION 4.09.     Rights of Swap Counterparty.

                  The Swap Counterparty shall be deemed a third-party  beneficiary of this Agreement to the same extent as if it were a party  hereto  and shall  have the right to enforce  its  rights  under this  Agreement.  For the  protection  and  enforcement  of the provisions of this Section, the Swap Counterparty shall be entitled to relief as can be given either at law or in equity.

                  SECTION 4.10.     Replacement Swap Counterparty.

                  (a)      In the event that the Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest Trust, and at the direction of the Depositor,  enters into a replacement  interest rate swap agreement  with a replacement  swap  counterparty
(the "Replacement  Swap  Counterparty"),  then (a) to the extent that the Supplemental  Interest Trust would be required to make a Swap
Termination  Payment to the Swap  Counterparty  and (b) to the extent the Replacement Swap  Counterparty  pays to assume the rights and obligations of the Swap Counterparty  under the Swap Agreement (the "Replacement  Payment"),  the Supplemental  Interest Trust Trustee,
on behalf of the Supplemental  Interest Trust, and the Swap Counterparty agree that such Replacement  Payment shall be paid to the Swap
Counterparty and shall,  only to the extent actually paid by the Replacement  Swap  Counterparty to the Swap  Counterparty,  constitute satisfaction in full of the  obligations of the  Supplemental  Interest Trust to the Swap  Counterparty in respect of the assignment of the outstanding  transaction  under the Swap Agreement to the Replacement Swap Counterparty or the replacement of such transaction with the  Replacement  Swap  Counterparty.  In  addition,  upon  termination  of the  Swap  Counterparty  and to the  extent  that  the Swap
Counterparty  would be required to make a Swap Termination  Payment to the Supplemental  Interest Trust, such Swap Termination  Payment shall be  deposited  into the  Supplement  Interest  Account  and shall be used to make any  upfront  payment  required to be made to a
Replacement Swap Counterparty.

                  (b)      Notwithstanding  anything to the contrary  contained  herein, in the event that a replacement swap agreement is not obtained within 30 days after receipt by the  Supplemental  Interest Trust Trustee of the Swap  Termination  Payment paid by the terminated  Swap  Counterparty,  the  Supplemental  Interest  Trust  Trustee  shall  deposit  such Swap  Termination  Payment  into the
Supplemental  Interest  Account and the  Supplemental  Interest  Trust Trustee shall,  on each  Distribution  Date,  withdraw from such
Supplemental  Interest  Account,  an amount  equal to the Net Swap  Payment,  if any,  that  would  have been paid to the  Supplemental
Interest  Trust by the  original  Swap  Counterparty  (computed  in  accordance  with the terms of the  original  Swap  Agreement)  and distribute such amount in accordance with Section 4.01 of this Agreement.

                                                               ARTICLE V

                                             ADVANCES BY THE MASTER SERVICER AND SERVICERS

                                           As set forth in ARTICLE V of the Standard Terms.

                                                              ARTICLE VI

                                                           THE CERTIFICATES

                                           As set forth in ARTICLE VI of the Standard Terms.

                                                              ARTICLE VII

                                                 THE DEPOSITOR, THE SELLER, THE MASTER
                          SERVICER, THE SERVICERS, THE SPECIAL SERVICER AND THE MODIFICATION OVERSIGHT AGENT

                                          As set forth in ARTICLE VII of the Standard Terms.

                                                             ARTICLE VIII

                                                                DEFAULT

                                          As set forth in ARTICLE VIII of the Standard Terms.

                                                              ARTICLE IX

                                                        CONCERNING THE TRUSTEE

                                           As set forth in ARTICLE IX of the Standard Terms.

                                                               ARTICLE X

                                                  CONCERNING THE TRUST ADMINISTRATOR

                                           As set forth in ARTICLE X of the Standard Terms.

                                                              ARTICLE XI

                                                              TERMINATION

                  SECTION 11.01.    Termination upon Liquidation or Purchase of all Mortgage Loans.

                  The obligations and responsibilities of the Master Servicer,  the Special Servicer, the Modification Oversight Agent,
the Servicers,  the Seller,  the  Depositor,  the Trustee and the Trust  Administrator  created hereby with respect to the related Loan
Group(s) created hereby shall terminate upon the earlier of:

                  (a)      (i)      with  respect to the  Pass-Through  Loan Group,  the  purchase by the  Terminating  Entity,  at its election,  of all  Mortgage  Loans in the  Pass-Through  Loan Group and all  property  acquired  in  respect of any  remaining
         Mortgage Loan in the Related  Pass-Through  Loan Group,  which purchase right the Terminating  Entity may exercise at its sole and exclusive  election as of any  Distribution  Date (such applicable  Distribution  Date with respect to such Mortgage Loans being herein referred to as the "Optional  Termination  Date") on or after the date on which the aggregate  Principal  Balance of the  Mortgage  Loans in the  Pass-Through  Loan  Group,  at the  time of the  purchase  is less  than or equal to 5% of the
         Aggregate Loan Group Balance of the Pass-Through Loan Group as of the Cut-off Date; or

                           (ii)     with respect to the Floater Loan Group,  the purchase by the Terminating  Entity,  at its election, of all Mortgage Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage Loan in such
         Floater Loan Group,  which purchase  right the  Terminating  Entity may exercise at its sole and exclusive  election as of any
         Distribution  Date (such  applicable  Distribution  Date with respect to such Mortgage  Loans being herein  referred to as the
         "Optional  Termination  Date") on or after the date on which the  aggregate  Principal  Balance of the Mortgage  Loans in such
         Floater Loan Group,  at the time of the  purchase is less than or equal to 10% of the  Aggregate  Loan Group  Balance for such
         Floater Loan Group as of the Cut-off Date.

                  (b)      the later of (i) twelve  months after the maturity of the last  Mortgage  Loan  remaining in the Trust Fund,
(ii) the  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all  REO Property  and (iii) the  distribution to  Certificateholders  of all amounts required to be distributed to them pursuant to this Agreement; or

                  (c)      with respect to the Floater Loan Group,  the purchase by the Terminating  Auction  Purchaser of all Mortgage
Loans in such Floater Loan Group and all property  acquired in respect of any remaining  Mortgage Loan in such Floater Loan Group (with respect to such Floater Loan Group, the "Trust Collateral") as described below.

                  In no event shall the trust created  hereby  continue  beyond the earlier of (i) the  expiration of 21 years from the death of the last  survivor of the  descendants  of Mr.  Joseph P. Kennedy,  former  Ambassador of the United States to Great  Britain, living on the date of execution of this  Agreement or (ii) the  Distribution  Date  following  the third  anniversary  of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

                  The "Mortgage Loan Purchase Price" for any such Optional  Termination shall be equal to the greater of (a) the sum of
(i) 100%  of the  Stated  Principal  Balance  of  each  Mortgage  Loan in the  applicable  Loan  Group(s) (other  than  in  respect  of
REO Property)  plus accrued and unpaid  interest  thereon from the date to which such  interest was paid or advanced at the  applicable
Mortgage  Rate, to but not including  the Due Date in the month of the final  Distribution  Date (or the Net Mortgage Rate with respect to any related  Mortgage Loan currently  serviced by the entity  exercising  such Optional  Termination)  and (ii) with  respect to any
REO Property,  the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent  appraisers  selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each related
Mortgage Loan related to any  REO Property,  in each case and (iii) (A) any remaining  unreimbursed  Advances,  Servicing  Advances and unpaid  Servicing Fees (other than any remaining  unreimbursed  Advances and Servicing  Advances and unpaid Servicing Fees, if any, due to the Terminating Entity) and other amounts payable to the Servicers,  the Master Servicer,  the Custodian,  the Trustee and the Trust
Administrator  and (B) with respect to the Floater Loan Group, any Swap Termination  Payments owed to the Swap Counterparty (the sum of
(i),  (ii) and (iii),  collectively,  the "Par Value") and (b) the Fair Market Value of all of the property of the Trust related to the
Loan Group subject to such Optional  Termination  (plus, with respect to the Floater Loan Group, any Swap Termination  Payments owed to the Swap Counterparty).

                  The "Fair  Market  Value"  shall be the fair market  value of all of the  property  of the Trust  related to the Loan
Group(s) subject to an Optional  Termination,  as agreed upon between the Terminating Entity and a majority of the holders of the Class
AR-L Certificates;  provided,  however,  that if the Terminating Entity and a majority of the holders of the Class AR-L Certificates do not agree upon the fair market value of such property of the Trust,  the Terminating  Entity,  or an agent appointed by the Terminating
Entity,  shall solicit bids for such property of the Trust until it has received  three bids,  and the Fair Market Value shall be equal to the highest of such three  bids.  The Trust  Administrator  shall give  notice to the Rating  Agencies  of any  election to purchase
Mortgage Loans pursuant to this Section 11.01 and of the applicable Optional Termination Date.

                  (d)      [Reserved].

                  (e)      On any  Distribution  Date on or after the date on which the  aggregate  Principal  Balance of the  Mortgage
Loans in the Floater  Loan Group is less than 5% of the  Aggregate  Loan Group  Balance for such  Floater  Loan Group as of the Cut-off
Date (a "Terminating  Auction Date"), the Trust  Administrator  shall solicit bids for the related Trust Collateral from at least three institutions  that are regular  purchasers  and/or sellers in the secondary  market of residential  whole mortgage loans similar to the
Mortgage Loans;  provided,  however,  that the Trust  Administrator may not solicit any such bids at any time while there are NIM Notes related to such  Floater  Loan Group  outstanding.  If the Trust  Administrator  receives  at least  three bids for the  related  Trust
Collateral,  and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the  related  Trust
Collateral to the highest bidder (a  "Terminating  Auction  Purchaser") at the price offered by the  Terminating  Auction  Purchaser (a
"Mortgage Loan  Terminating  Auction  Price").  If the Trust  Administrator  receives less than three bids, or does not receive any bid that is equal to or  greater  than the Par  Value,  the  Trust  Administrator  shall,  on each  six-month  anniversary  of the  initial
Terminating  Auction Date,  repeat these auction  procedures until the Trust  Administrator  receives a bid that is equal to or greater than the Par Value, and upon receipt of such bid shall sell the related Trust Collateral to the Terminating  Auction  Purchaser at that
Mortgage Loan Auction Price;  provided,  however, that the Trust Administrator shall not be required to repeat these auction procedures on any  Distribution  Date for any  six-month  anniversary  of the initial  Terminating  Auction  Date  unless the Trust  Administrator reasonably  believes  that there is a  reasonable  likelihood  of receiving a bid in excess of the Par Value.  The Trust  Administrator shall give notice to the Rating  Agencies and each  Servicer  that is servicing  any of the related  Mortgage  Loans of the sale of the related  Trust  Collateral  pursuant  to this  Section 11.01  (a  "Terminating  Auction  Sale") and of the  Terminating  Auction  Date.
Notwithstanding  anything to the contrary herein,  the Terminating  Auction Purchaser shall not be the Depositor,  the Seller or any of their respective Affiliates.

                  SECTION 11.02.    Determination of the Terminating Entity.

                  (a)      If any Servicer  intends to be the  Terminating  Entity,  such party must give  written  notice to the Trust
Administrator  no later than twenty (20) days prior to the first day of the  Optional  Termination  Notice  Period.  Such notice  shall also indicate the Loan Group(s) of the Mortgage Loans to be  repurchased.  Upon receiving such notice,  the Trust  Administrator  shall immediately  request  from  DLJMC and DLJMC  shall  deliver no later than  seventeen  (17) days prior to the first day of the  Optional
Termination  Notice Period a letter  indicating  whether or not DLJMC  retains the servicing  rights to any Mortgage Loan in any of the related Loan Groups.

                  (b)      With respect to the purchase of Mortgage  Loans in any Loan Group(s) as described in  Section 11.01(a),  the
      Trust Administrator shall determine the "Terminating Entity" as follows:

                           (i)      DLJMC,  if it is the owner of the servicing  rights with respect to any such Mortgage  Loans on the related Optional Termination Date;

                           (ii)     SPS, if (a) DLJMC is not the owner of the servicing  rights with respect to any such Mortgage Loans on the related  Optional  Termination Date and (b) SPS is a Servicer with respect to any such Mortgage Loans on the related
            Optional Termination Date and SPS has given notice to the Trust Administrator pursuant to Section 11.02(a) above; or

                           (iii)    the Majority  Servicer on the related Optional  Termination  Date, if (a) DLJMC is not the owner of the servicing rights with respect to any such Mortgage Loans on the related  Optional  Termination Date and (b) SPS has not given notice to the Trust Administrator pursuant to Section 11.02(a) above.

                  (c)      No later than fifteen (15) days prior to the first day of any Optional  Termination Notice Period, the Trust
Administrator  shall provide  notice to each  Servicer that is a servicer of any of the Mortgage  Loans in the related Loan Group(s) of the identity of the Terminating Entity for such Loan Group(s).

                  SECTION 11.03.    Procedure Upon Optional Termination or Terminating Auction Sale.

                  (a)      In case of any Optional Termination,  the Terminating Entity shall, no later than ten (10) days prior to the first day of the related Optional  Termination Notice Period,  notify the Trustee and Trust Administrator of such Optional  Termination
Date and of the  applicable  purchase  price of the Mortgage  Loans to be  purchased.  Upon purchase by the  Terminating  Entity of any
Mortgage Loans pursuant to  Section 11.01,  the Trust  Administrator  shall notify each Servicer that is servicing any of such Mortgage
Loans  (and with  respect  to the  purchase  of the  Mortgage  Loans in any Loan Group to which a Swap or a Cap  relates,  the  related
Counterparty) of such purchase.

                  (b)      Any purchase of the Mortgage Loans by the Terminating  Entity shall be made on an Optional  Termination Date by deposit of the  applicable  purchase  price into the  Certificate  Account  before the  Distribution  Date on which such purchase is effected.  Upon receipt by the Trust  Administrator of an Officer's  Certificate of the Terminating Entity certifying as to the deposit of such  purchase  price into the  Certificate  Account,  the Trustee,  the Trust  Administrator  and each co-trust  administrator  and separate  trust  administrator,  if any,  then  acting as such under this  Agreement,  shall,  upon  request  and at the expense of the
Terminating  Entity  execute and deliver all such  instruments of transfer or assignment,  in each case without  recourse,  as shall be reasonably  requested by the Terminating  Entity to vest title in the  Terminating  Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating  Entity the purchased  Mortgage Loans.  Any  distributions on the Mortgage Loans which have been subject to an Optional  Termination  received by the Trust  Administrator  subsequent to (or with respect to any period  subsequent to)
the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

                  (c)      Any  purchase of the Trust  Collateral  by the related  Terminating  Auction  Purchaser  shall be made on an
Terminating  Auction  Date by receipt of the Trust  Administrator  of the related  Mortgage  Loan  Terminating  Auction  Price from the
Terminating  Auction Purchaser,  and deposit of such Mortgage Loan Terminating  Auction Price into the Certificate Account by the Trust
Administrator  before the  Distribution  Date on which  such  purchase  is  effected.  Upon  deposit  of such  purchase  price into the
Certificate  Account,  the Trustee and the Trust  Administrator and each co-trust  administrator and separate trust  administrator,  if any, then acting as such under this Agreement,  shall,  upon request and at the expense of the Terminating  Auction  Purchaser  execute and deliver all such  instruments of transfer or assignment,  in each case without  recourse,  as shall be reasonably  requested by the
Terminating  Auction  Purchaser to vest title in the  Terminating  Auction  Purchaser in the Trust  Collateral  so purchased  and shall transfer or deliver to the Terminating Auction Purchaser the purchased Trust Collateral.

                  (d)      Notice of the Distribution  Date on which the Trust  Administrator  anticipates that the final  distribution shall be made on a Class of Certificates  (whether upon Optional  Termination,  Terminating Auction Sale or otherwise),  shall be given promptly  by the Trust  Administrator  by first class mail to Holders of the  affected  Certificates.  Such  notice  shall be mailed no earlier than the 15th day and not later than the 10th day preceding the  applicable  Optional  Termination  Date,  Terminating  Auction
Date or date of final  distribution,  as the case may be.  Such  notice  shall  specify  (i) the  Distribution  Date upon  which  final distribution on the affected  Certificates  shall be made upon  presentation and surrender of such Certificates at the office or agency therein  designated,  (ii) the  amount of such  final  distribution  and  (iii) that  the  Record  Date  otherwise  applicable  to such
Distribution  Date is not applicable,  such  distribution  being made only upon  presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

                  (e)      In the event that any  Certificateholders  shall not  surrender  Certificates  for  cancellation  within six months after the date specified in the above mentioned written notice,  the Trust  Administrator  shall give a second written notice to the remaining such  Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect thereto.  If within six months after the second notice all the Certificates  shall not have been surrendered for  cancellation, the Trust  Administrator  may take  appropriate  steps,  or may appoint an agent to take  appropriate  steps,  to contact the remaining
Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

                  (f)      Notwithstanding  anything to the contrary herein,  the occurrence of an Optional  Termination or Terminating
Auction Sale shall be subject to, and shall in no way  adversely  affect,  the rights of the owner of the servicing  rights  related to the Mortgage Loans purchased in such Optional Termination or Terminating Auction Sale.

                  SECTION 11.04.    Additional Termination Requirements.

                  (a)      In the event the  Terminating  Entity  exercises  its  purchase  option  pursuant to  Section 11.01(A)  or a
Terminating  Auction Sale shall have  occurred  pursuant to  Section 11.01(c),  the related  subsidiary  REMIC shall be  terminated  in accordance  with the following  additional  requirements,  unless the Trustee and the Trust  Administrator  have received an Opinion of
Counsel to the effect that the failure to comply with the requirements of this  Section 11.04 will  not (i) result in the imposition of taxes on a "prohibited  transaction" of any REMIC created hereunder,  as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                           (i)      within 90 days prior to the final  Distribution  Date set forth in the notice given by  Terminating
         Entity under  Section 11.03,  the Holder of the related Residual  Certificates shall adopt a plan of complete  liquidation for the related REMIC; and

                           (ii)     at or after the time of adoption of any such plan of complete  liquidation for such REMIC and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of such REMIC to the Depositor for cash.

                  (b)      Upon the  exercise  of an  Optional  Termination  by the  Terminating  Entity  or upon the  occurrence  of a
Terminating  Auction  Sale in  respect  of the final  remaining  subsidiary  REMIC  (the  "Remaining  Subsidiary  REMIC")  pursuant  to
Section 11.01,  each remaining REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the Trust  Administrator  have  received an Opinion of Counsel to the effect that the  failure to comply with the  requirements  of this  Section 11.04 will  not  (i) result  in the  imposition  of taxes on a  "prohibited  transaction"  of a REMIC,  as  described  in
Section 860F  of the Code, or (ii) cause  any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates are outstanding:

                           (i)      concurrently  with the adoption of the plan of complete  liquidation  of the  Remaining  Subsidiary
         REMIC, as set forth in paragraph (a) of this Section 11.04,  the Holder of the related Residual  Certificates,  as applicable, shall adopt a plan of complete liquidation of each remaining REMIC; and

                           (ii)     at or after the time of adoption of any such plan of complete  liquidation  for each such remaining
         REMIC, at or prior to the final Distribution Date of the Remaining  Subsidiary REMIC to be terminated,  the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

                  (c)      By its  acceptance  of a Residual  Certificate,  the Holder  thereof  hereby  agrees to adopt such a plan of complete  liquidation  and to take such other action in connection  therewith as may be reasonably  required to liquidate and otherwise terminate the related REMIC created pursuant to this Agreement.

                                                              ARTICLE XII

                                                       MISCELLANEOUS PROVISIONS

                                          As set forth in ARTICLE XII of the Standard Terms.

                                                             ARTICLE XIII

                                                        EXCHANGE ACT REPORTING

                                          As set forth in ARTICLE XIII of the Standard Terms.

                  IN WITNESS  WHEREOF,  the Depositor,  the Seller,  the Trust  Administrator,  the Master Servicer,  the Trustee,  the
Special  Servicer,  the Modification  Oversight Agent and the Servicers have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

                                                     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                                     as Depositor

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     DLJ MORTGAGE CAPITAL, INC.,
                                                     as Seller

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as Trust Administrator and as Master Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     WELLS FARGO BANK, N.A.,
                                                     as a Servicer

                                                     By:______________________________________
                                                     Name:
                                                     Title:

                                                     SELECT PORTFOLIO SERVICING, INC.,
                                                     as a Servicer, Special Servicer and Modification Oversight Agent

                                                     By:______________________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK          )
      : ss.:
COUNTY OF NEW YORK         )

On this __ day of May, 2007, before me, personally  appeared  _____________,  known to me to be a Vice President of Credit Suisse First
Boston Mortgage  Securities Corp., one of the corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK          )
      : ss.:
COUNTY OF NEW YORK         )

On the __ day of May, 2007, before me, personally  appeared  ____________,  known to me to be a Vice President of DLJ Mortgage Capital,
Inc., one of the  corporations  that executed the within  instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public
[NOTARIAL SEAL]

STATE OF _____________)
         : ss.:
COUNTY OF _____________)

On the _____ day of May, 2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of SPS, the Utah corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF            )
    : ss.:
COUNTY OF           )

On the _____ day of May, 2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within  instrument and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF            )
    : ss.:
COUNTY OF           )

On the _____ day of May, 2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within  instrument and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF            )
    : ss.:
COUNTY OF           )

On the _____ day of May, 2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within  instrument and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF            )
    : ss.:
COUNTY OF           )

On the _____ day of May, 2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking  association that executed the within  instrument and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK )
         : ss.:
COUNTY OF NEW YORK         )

On the _____ day of May, 2007 before me, a Notary Public in and for said State, personally appeared  ____________________,  known to me to be a  __________________  of U.S. Bank National  Association,  the national banking  association that executed the within instrument and also known to me to be the person who executed it on behalf of said  national  banking  association,  and  acknowledged  to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                              Notary Public

[NOTARIAL SEAL]

                                                               Exhibit A

                                           Standard Terms of Pooling and Servicing Agreement

                                                            (see attached)

                                                              Schedule I

                                                        Mortgage Loan Schedule

                                                            (see attached)

                                                              Appendix A

                                                              [RESERVED]